SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

CALIFORNIA MUNICIPAL
FUNDS
AND
FIDELITY
CALIFORNIA MUNICIPAL
MONEY MARKET FUND
ANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS



PRESIDENT'S MESSAGE                                            3     NED JOHNSON ON INVESTING STRATEGIES

SPARTAN CALIFORNIA MUNICIPAL INCOME FUND (FORMERLY FIDELITY
CALIFORNIA MUNICIPAL INCOME FUND)

                                                               4     PERFORMANCE

                                                               7     FUND TALK: THE MANAGER'S OVERVIEW

                                                               10    INVESTMENT CHANGES

                                                               11    INVESTMENTS

                                                               30    FINANCIAL STATEMENTS

SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                               34    PERFORMANCE

                                                               36    FUND TALK: THE MANAGER'S OVERVIEW

                                                               38    INVESTMENT CHANGES

                                                               39    INVESTMENTS

                                                               51    FINANCIAL STATEMENTS

FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                               55    PERFORMANCE

                                                               57    FUND TALK: THE MANAGER'S OVERVIEW

                                                               59    INVESTMENT CHANGES

                                                               60    INVESTMENTS

                                                               73    FINANCIAL STATEMENTS

NOTES                                                          76    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                                          82    THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                                                  83


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total return and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

SPARTAN CA MUNI INCOME                          9.89%    35.56%   112.27%

LB CALIFORNIA MUNI BOND                         9.72%    N/A      N/A

CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE         9.37%    34.62%   110.00%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Lehman Brothers California Municipal Bond Index - a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the California municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services Inc. The past one year average represents a peer group of 102 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

SPARTAN CA MUNI INCOME                          9.89%    6.27%    7.82%

LB CALIFORNIA MUNI BOND                         9.72%    N/A      N/A

CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE         9.37%    6.12%    7.69%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980311 150814 S00000000000001
             Spartan CA: Muni Income     LB Municipal Bond
             00091                       LB015
  1988/02/29      10000.00                    10000.00
  1988/03/31       9677.14                     9884.00
  1988/04/30       9716.28                     9959.12
  1988/05/31       9755.98                     9930.34
  1988/06/30       9914.12                    10075.62
  1988/07/31       9972.35                    10141.31
  1988/08/31      10012.73                    10150.23
  1988/09/30      10230.71                    10333.95
  1988/10/31      10468.91                    10515.83
  1988/11/30      10348.79                    10419.51
  1988/12/31      10533.09                    10526.10
  1989/01/31      10679.63                    10743.78
  1989/02/28      10576.82                    10621.19
  1989/03/31      10561.29                    10595.81
  1989/04/30      10867.71                    10847.35
  1989/05/31      11097.93                    11072.65
  1989/06/30      11239.27                    11223.02
  1989/07/31      11341.11                    11375.76
  1989/08/31      11203.25                    11264.39
  1989/09/30      11217.69                    11230.83
  1989/10/31      11329.42                    11368.18
  1989/11/30      11505.57                    11567.12
  1989/12/31      11551.84                    11661.74
  1990/01/31      11471.05                    11606.58
  1990/02/28      11617.66                    11709.88
  1990/03/31      11643.37                    11713.39
  1990/04/30      11477.38                    11628.59
  1990/05/31      11753.24                    11882.44
  1990/06/30      11861.28                    11986.89
  1990/07/31      12044.56                    12163.09
  1990/08/31      11877.84                    11986.49
  1990/09/30      11924.98                    11993.32
  1990/10/31      12079.07                    12210.88
  1990/11/30      12309.07                    12456.44
  1990/12/31      12355.65                    12510.62
  1991/01/31      12467.83                    12678.52
  1991/02/28      12513.87                    12788.82
  1991/03/31      12527.58                    12793.42
  1991/04/30      12675.30                    12963.57
  1991/05/31      12801.22                    13078.82
  1991/06/30      12804.08                    13065.87
  1991/07/31      12965.48                    13225.02
  1991/08/31      13081.65                    13399.19
  1991/09/30      13221.87                    13573.65
  1991/10/31      13385.13                    13695.81
  1991/11/30      13387.13                    13734.02
  1991/12/31      13610.82                    14028.75
  1992/01/31      13684.13                    14060.74
  1992/02/29      13707.47                    14065.24
  1992/03/31      13700.00                    14070.44
  1992/04/30      13808.43                    14195.67
  1992/05/31      13980.29                    14362.75
  1992/06/30      14198.49                    14603.76
  1992/07/31      14638.21                    15041.58
  1992/08/31      14435.20                    14894.92
  1992/09/30      14508.86                    14992.34
  1992/10/31      14239.92                    14844.96
  1992/11/30      14572.09                    15110.84
  1992/12/31      14796.89                    15265.12
  1993/01/31      14973.52                    15442.65
  1993/02/28      15658.22                    16001.21
  1993/03/31      15472.53                    15832.08
  1993/04/30      15611.32                    15991.82
  1993/05/31      15702.20                    16081.70
  1993/06/30      15955.25                    16350.10
  1993/07/31      15955.23                    16371.52
  1993/08/31      16344.29                    16712.37
  1993/09/30      16550.95                    16902.73
  1993/10/31      16579.20                    16935.35
  1993/11/30      16408.02                    16786.15
  1993/12/31      16784.60                    17140.51
  1994/01/31      16974.58                    17336.25
  1994/02/28      16505.59                    16887.24
  1994/03/31      15661.53                    16199.59
  1994/04/30      15727.31                    16336.97
  1994/05/31      15835.60                    16478.61
  1994/06/30      15673.77                    16377.92
  1994/07/31      15993.22                    16678.13
  1994/08/31      16048.27                    16735.84
  1994/09/30      15802.04                    16490.15
  1994/10/31      15414.36                    16197.29
  1994/11/30      15035.77                    15904.44
  1994/12/31      15293.85                    16254.50
  1995/01/31      15841.88                    16719.05
  1995/02/28      16355.21                    17205.24
  1995/03/31      16523.18                    17402.93
  1995/04/30      16526.32                    17423.47
  1995/05/31      17081.07                    17979.45
  1995/06/30      16859.43                    17823.03
  1995/07/31      17013.60                    17991.99
  1995/08/31      17212.58                    18220.13
  1995/09/30      17365.82                    18335.46
  1995/10/31      17658.15                    18602.06
  1995/11/30      18009.35                    18910.67
  1995/12/31      18226.19                    19092.40
  1996/01/31      18337.13                    19236.55
  1996/02/29      18195.59                    19106.70
  1996/03/31      17917.75                    18862.52
  1996/04/30      17859.12                    18809.14
  1996/05/31      17846.34                    18801.61
  1996/06/30      18082.54                    19006.36
  1996/07/31      18258.86                    19179.32
  1996/08/31      18291.76                    19174.72
  1996/09/30      18544.96                    19443.16
  1996/10/31      18787.03                    19663.07
  1996/11/30      19187.96                    20022.90
  1996/12/31      19092.87                    19938.80
  1997/01/31      19127.07                    19976.49
  1997/02/28      19315.72                    20159.87
  1997/03/31      19039.13                    19891.14
  1997/04/30      19202.49                    20057.63
  1997/05/31      19517.18                    20359.30
  1997/06/30      19730.77                    20576.12
  1997/07/31      20379.46                    21146.08
  1997/08/31      20129.28                    20947.94
  1997/09/30      20395.12                    21196.59
  1997/10/31      20496.14                    21332.89
  1997/11/30      20627.39                    21458.33
  1997/12/31      20965.45                    21771.40
  1998/01/31      21219.31                    21996.08
  1998/02/27      21226.85                    22002.68
IMATRL PRASUN   SHR__CHT 19980228 19980311 150817 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan California Municipal Income Fund on February 29, 1988. As the chart shows, by February 28, 1998, the value of the investment would have grown to $21,227 - a 112.27% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,003 - a 120.03% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY HAVE
A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED           YEAR ENDED     YEARS ENDED
      FEBRUARY 28,          FEBRUARY 29,   FEBRUARY 28,

      1998           1997   1996           1995           1994

DIVIDEND RETURNS        5.23%   5.37%   5.86%    5.96%    5.82%

CAPITAL APPRECIATION    4.66%   0.79%    5.39%   -6.87%   -0.41%
 RETURNS

TOTAL RETURNS           9.89%   6.16%   11.25%   -0.91%   5.41%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested. DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1998          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.44(CENTS)   28.85(CENTS)   58.86(CENTS)

ANNUALIZED DIVIDEND RATE                 4.67%         4.76%          4.90%

30-DAY ANNUALIZED YIELD                  4.17%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.18%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.39 over the past one month, $12.21 over the past six months and $12.02 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 1998 federal and state tax bracket but does not reflect the payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses, the yield and tax equivalent yield would have been 4.14% and 7.13%, respectively.
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply and demand, and Federal
Reserve Board policymaking
playing integral roles, municipal
bonds performed well during the 12
months that ended February 28,
1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.14%. To compare, the Lehman
Brothers Aggregate Bond Index -
a measure of the U.S.
investment-grade taxable bond
market - returned 10.37%. In the
first half of 1997, low supply and
high demand helped boost muni
bond prices. One hiccup came in
March 1997, when the Fed raised a
key short-term interest rate to try to
stave off inflation. Although
investors anticipated this move, the
market reacted negatively. From
April through mid-September,
encouraging economic data -
coupled with the Fed's reluctance
to raise rates further - eased
concerns. The supply of muni
bonds increased in the second half
of 1997 while demand varied,
leading to mixed performance.
However, volatility in Asia toward
the end of 1997 helped prop up the
muni bond market. Investors felt
that currency devaluations in that
region would translate into cheaper
prices for Asian goods and help
control the inflation that can eat into
bonds' fixed payments. In January
and February 1998, muni bond
supply increased as many issuers
took advantage of lower interest
rates to refinance their debt at
lower rates. That, combined with
softening demand, dampened the
performance of muni bonds toward
the end of the period.
An interview with Jonathan Short, Portfolio Manager of Spartan California Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. The fund did fairly well, outpacing both its competitors and its benchmark during the past year. For the 12-month period that ended February 28, 1998, the fund had a total return of 9.89%. To get a sense of how the fund did relative to its competitors, the California municipal debt funds average returned 9.37% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers California Municipal Bond Index - a broad measure of the performance of the state's municipal bond market - returned 9.72% for the same one-year period.
Q. WHY DID THE FUND PERFORM BETTER THAN THE AVERAGE AND ITS BENCHMARK
INDEX?
A. One reason was the fund's rather large stake in non-callable bonds
- which can't be redeemed by their issuers before maturity. These bonds performed well throughout the entire year, coming on particularly strong in the final six months of 1997. When rates fall - as they did in the final half of the year - municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is called, or redeemed by its issuer, a bond holder often is forced to reinvest the proceeds in bonds offering current lower interest rates. Because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them outpace callable bonds. More recently, I've sold some of the fund's non-callable positions in order to take advantage of the strong prices that were being bid for them.
Q. WHAT OTHER HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Bonds rated Baa - which made up 12.2% of the fund's investments at the end of the period - performed extremely well in the second half of the period. Faced with falling interest rates, yield-hungry investors increasingly sought out these bonds because they offered a yield advantage over higher-quality bonds. What's more, there was a very small supply of these bonds during the period. Strong demand pushed up against low supply and boosted the prices of most Baa-rated bonds.
Q. WHICH HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?
A. Housing bonds lagged the overall municipal bond market as interest rates fell in the second half of the period. When interest rates fall, there's typically an increase in the number of mortgage borrowers who refinance their debt in order to lower their interest costs. While prepayment is good for the borrower, it can be bad for housing bond holders. That's because prepayment of mortgages potentially forces housing bond holders to reinvest at lower interest rates.
Q. WHAT WERE SOME OTHER KEY STRATEGIES DURING THE YEAR?
A. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the California municipal market as a whole, as reflected by the Lehman Brothers California Municipal Bond Index. I generally don't lengthen or shorten duration based on where I think interest rates will be at some point in time because I believe it's extremely difficult to do so with any accuracy over an extended period. I would rather spend my time searching for opportunities to buy bonds that may have fallen out of investors' favor as a function of their credit quality, maturity or other factors and, as a result, offer relatively attractive values.
Q. WHAT'S YOUR OUTLOOK?
A. There are some factors related to municipal bond supply and demand that I view as positives. Specifically, I expect the supply of municipals to remain relatively the same as we saw in 1997, although it may be somewhat larger due to issuers refinancing their older debt at today's lower interest rates. The demand for municipal bonds has been relatively stable and has easily digested the increase in supply that is coming from refinancings. What will drive demand for municipals in 1998 is how attractive they are relative to other fixed-income choices and particularly to stocks. A meaningful decline in stock prices could ignite increased demand for municipals.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JONATHAN SHORT ON HIS
OUTLOOK FOR CALIFORNIA'S
ECONOMY AND FISCAL HEALTH:
"Over the past year, California's
economy has been incredibly
strong and helped to improve the
state's fiscal situation by providing
higher tax and other revenues.
While it shows no immediate signs
of slowing down, the state's economy
could be somewhat vulnerable to
prolonged economic weakness in
Asia. Trade-related commerce with
the Far East accounts for a
significant portion of California's
gross state product and prolonged
weakness in Asia could curtail the
state's economic growth rate.
However, I believe that if Asia's
problems get no worse, the effects
on California will be minimal.
Another challenge which bears
watching is El Nio. Depending on
the duration and severity of the
effects of that weather system, the
state could face substantial
clean-up bills. Whether or not
storm-related expenditures hurt the
state's fiscal condition will ultimately depend on how much damage is done and how much federal aid is provided to help offset the costs."

(solid bullet) General obligation bonds (GOs) made up the fund's largest sector concentration at 25.1% of investments at the end of the period. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue including taxes.
FUND FACTS
GOAL: high current tax-free
income for California
residents
FUND NUMBER: 091
TRADING SYMBOL: FCTFX
START DATE: July 7, 1984
SIZE: as of February 28, 1998,
more than $1.2 billion
MANAGER: Jonathan Short,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1990
(checkmark)
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1998
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   25.1           26.2

ELECTRIC REVENUE     11.3           13.5

SPECIAL TAX          10.3           10.8

WATER & SEWER        8.9            13.2

LEASE REVENUE        8.7            9.6

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
               6 MONTHS AGO

YEARS   14.9   14.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
              6 MONTHS AGO

YEARS   7.2   7.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
AAA 53.4%
AA, A 29.7%
BAA 12.2%
NON-RATED 0.3%
SHORT-TERM
INVESTMENTS 4.4%
AAA 51.2%
AA, A 33.0%
BAA 11.2%
NON-RATED 1.7%
SHORT-TERM
INVESTMENTS 2.9%
ROW: 1, COL: 1, VALUE: 53.4
ROW: 1, COL: 2, VALUE: 29.7
ROW: 1, COL: 3, VALUE: 11.2
ROW: 1, COL: 4, VALUE: 1.0
ROW: 1, COL: 5, VALUE: 4.4
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 2.0
ROW: 1, COL: 3, VALUE: 11.2
ROW: 1, COL: 4, VALUE: 33.0
ROW: 1, COL: 5, VALUE: 50.6
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 28, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 95.6%
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - 95.2%
Alameda Hsg. Auth. Multi-Family Hsg. Rev.
(Independence Apts.) Series A, 7.50%
2/20/31 (GNMA Coll.)  Aaa $ 4,340 $ 4,378
Buena Park Commty. Redev. Agcy. Tax Allocation
Rfdg. (Central Business Dist. Proj.)
Series A, 7.10% 9/1/14  BBB+  3,500  3,792
Burbank Redev. Agcy. Tax Allocation Rfdg.:
(City Ctr. Redev. Proj.) Series A,
 5% 12/1/15 (FSA Insured)  Aaa  4,000  3,958
 Series A, 5.75% 12/1/08  Baa1  4,655  4,898
Cabrillo Unified School Dist. (Cap. Appreciation)
Series A, 0% 8/1/10 (AMBAC Insured)  Aaa  2,150  1,202
California Dept. of Veteran Affairs Home
Purchase Rev. Series A, 4.90%
12/1/18 (AMBAC Insured) (d)(e)  Aaa  7,500  7,538
California Dept. Wtr. Resources:
 (Central Valley Proj.):
 Rfdg. Series T:
   5.50% 12/1/08 (d)  Aa2  2,635  2,887
   5% 12/1/09 (d)  Aa2  5,000  5,215
  Series J-1, 7% 12/1/12  Aa2  1,000  1,240
  Series J-2, 5.50% 12/1/01  Aa2  500  527
  Series J-3, 5.90% 12/1/05  Aa2  1,005  1,115
  Series 0, 5% 12/1/22  Aa2  1,900  1,847
California Edl. Facs. Auth. Rev.:
Rfdg.:
  (Chapman Univ.) 5.375% 10/1/16
  (Connie Lee Insured)  Aaa  2,000  2,042
  (Univ. of Southern California)
  Series A:
    5.65% 10/1/10  Aa3  2,740  2,985
    5.70% 10/1/15  Aa3  4,500  4,752
   Series C, 5.125% 10/1/28  Aa3  6,500  6,477
 (Pooled Facs. Prog.) 7.625% 11/1/12
  (MBIA Insured)  Aaa  185  190
 (Stanford Univ.) Series N, 5.20% 12/1/27  Aaa  25,750  25,779
California Edl. Facs. Auth. Student Loan Rev.
 (California Loan Prog.) Series A, 6% 3/1/16
 (MBIA Insured) (e)  Aaa  4,900  5,164
California Franchise Tax Board Ctfs. of Partn.
Rfdg. 5.50% 10/1/06  A2  1,825  1,976
California Gen. Oblig.:
 Rfdg. 5.50% 6/1/03  A1  8,000  8,521
 6.10% 11/1/01  A1  1,250  1,341
 6.10% 2/1/02  A1  1,000  1,073
 6% 9/1/03  A1  10,000  10,924
 7% 10/1/04  A1  1,000  1,159
 6.40% 2/1/05  A1  3,375  3,814
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Gen. Oblig.: - continued
 6.90% 4/1/05  A1 $ 2,350 $ 2,733
 6.20% 9/1/05  A1  1,250  1,409
 6.40% 2/1/06  A1  575  657
 6.50% 2/1/07  A1  1,000  1,163
 6.75% 4/1/07  A1  1,750  2,071
 6% 10/1/08  A1  1,925  2,177
 6% 10/1/09  A1  6,850  7,767
 6.50% 9/1/10  A1  3,350  3,963
 7% 10/1/10  A1  2,500  3,078
 5.25% 10/1/13  A1  1,700  1,744
 5.25% 10/1/14  A1  3,000  3,066
 5.25% 10/1/17  A1  1,500  1,515
 6.25% 10/1/19  A1  11,540  12,620
 5.125% 10/1/27  A1  13,770  13,577
California Health Facs. Fing. Auth. Rev.:
 Rfdg.:
 (Alexian Brothers, San Jose):
   7.05% 1/1/09 (MBIA Insured)  Aaa  4,500  4,817
   7.125% 1/1/16 (MBIA Insured)  Aaa  2,510  2,674
  (Children's Hosp.):
   Series A, 6% 7/1/05 (MBIA Insured)  Aaa  1,850  2,053
   6% 7/1/03 (MBIA Insured)  Aaa  1,200  1,308
   6% 7/1/06 (MBIA Insured)  Aaa  1,500  1,678
  (Sutter Health Sys.):
   Series C:
    5% 8/15/03 (FSA Insured)  Aaa  700  729
    5.50% 8/15/07 (FSA Insured)  Aaa  650  706
 (Cap. Appreciation) (Kaiser Permanente Health
  Sys.) Series A:
   0% 10/1/09  A2  7,140  4,091
   0% 10/1/10  A2  3,795  2,047
 (Gould Med. Foundation) Series A, 7.30%
 4/1/20 (Escrowed to Maturity) (c)  A  4,500  4,871
 (Sacramento Med. Foundation) Series F,
 7.875% 6/1/18  A  1,000  1,029
 (Summit Med. Ctr.) Series A,
 5.50% 5/1/05 (FSA Insured)  Aaa  2,400  2,577
California Hsg. Fin. Agcy. Rev.:
(Cap. Appreciation) (Home Mtg.):
 Series A, 1983 0% 2/1/15  Aa2  8,187  1,660
  Series A, 0% 8/1/23 (e)  Aa2  3,650  521
  Series B, 1983 0% 8/1/15  Aa2  170  29
  Series C, 0% 8/1/21 (e)  Aa2  5,200  877
 (Home Mtg.):
 Series A, 5% 8/1/03 (MBIA Insured)  Aaa  1,930  2,009
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Rev.: - continued
 (Home Mtg.):
  Series C:
   5.05% 2/1/17 (MBIA Insured) (d)  Aaa $ 5,000 $ 5,057
   8.30% 8/1/19 (e)  Aa2  680  698
   7.60% 8/1/30 (e)  Aa2  5,085  5,392
  Series F, 7.875% 8/1/19  Aa2  650  667
  Series F-2, 7.25% 8/1/16 (e)  Aa2  3,390  3,695
  Series I, 4.95% 8/1/28 (MBIA Insured) (e)  Aaa  3,345  3,401
  Series L, 5.70% 8/1/25 (MBIA Insured) (e)  Aaa  2,045  2,133
  Series R, 5.25% 8/1/16 (MBIA Insured) (e)  Aaa  3,915  4,024
California Poll. Cont. Fing. Auth. Poll. Cont. Rev.:
Rfdg. (San Diego Gas & Elec.) Series A,
 5.90% 6/1/14  A2  3,900  4,323
 (General Motors Corp.) 5.50% 4/1/08  A3  1,500  1,528
California Poll. Cont. Fing. Auth. Solid Waste
Disp. Rev. (Browning-Ferris Industries, Inc.)
Series A, 5.80% 12/1/16 (e)  A3  3,400  3,553
California Pub. Cap. Impt. Fing. Auth. Rev.
(Pooled Proj.) Series B, 8.10%
3/1/18 (BIG Insured)  Aaa  9,140  9,539
California Pub. Wks. Board Lease Rev.:
 Rfdg.:
 (California Commty. Colleges) Series D,
  5.375% 3/1/12  A  1,500  1,557
  (Dept. of Corrections, Monterey) Series D:
   5.375% 11/1/11  A2  2,500  2,601
   5.375% 11/1/12  A2  1,250  1,306
   5.375% 11/1/13  A2  4,500  4,662
   5.375% 11/1/14  A2  5,000  5,159
  (Various California State Univ. Projs.)
  Series A, 5.50% 6/1/14  Aa3  8,250  8,944
 (California Science Ctr.) Series A:
 4.60% 10/1/06  A2  1,060  1,080
  4.80% 10/1/08  A2  1,275  1,314
  5% 10/1/10  A2  1,300  1,319
 (Commty. College Projs.) Series A,
 5.875% 10/1/08  A  2,000  2,158
 (Dept. of Corrections State Prison, Corcoran II)
 Series A:
   6% 1/1/05 (AMBAC Insured)  Aaa  5,000  5,548
   5.50% 1/1/14 (AMBAC Insured)  Aaa  3,000  3,157
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Pub. Wks. Board Lease Rev.: - continued
 (Dept. of Corrections, Madera):
  Series A, 7% 9/1/00  A2 $ 1,000 $ 1,074
  Series E:
   6% 6/1/07  A2  2,090  2,344
   5.50% 6/1/15  A2  6,750  7,241
   5.50% 6/1/19  A2  3,000  3,060
 (Dept. of Corrections State Prisons, Susanville)
 Series D, 5.25% 6/1/15 (FSA Insured)  Aaa  4,000  4,180
 (Franchise Tax Board-PH II) Series A,
  6.25% 9/1/11  A2  1,150  1,228
 (Various California State Univ. Projs.):
 Series A:
   6.50% 9/1/03  A2  1,045  1,165
   6.50% 9/1/04  A2  1,090  1,232
   6% 3/1/05 (AMBAC Insured)  Aaa  1,000  1,112
   6.10% 10/1/06  A2  1,210  1,341
   6.30% 10/1/10  A2  3,000  3,316
   6.375% 10/1/19  A2  2,500  2,767
  Series B:
   5.25% 6/1/07  Aa3  2,965  3,172
   6.40% 12/1/09  Aa3  3,700  4,316
   5.55% 6/6/10  Aa3  3,195  3,488
   5.50% 6/1/14  Aa3  2,750  2,844
   5.50% 6/1/19  Aa3  2,000  2,048
California Statewide Commtys. Dev. Auth.
Lease Rev. (United Airlines) Series A,
 5.70% 10/1/33 (e)  Baa3  7,850  8,000
California Statewide Commtys. Dev. Auth. Rev.
Ctfs. of Prtn.:
  Rfdg.:
   (Children's Hosp.) 6% 6/1/13
    (MBIA Insured)  Aaa  2,470  2,785
   (St. Joseph Health Sys.):
   5.50% 7/1/07  Aa3  1,425  1,540
    5.50% 7/1/14  Aa3  4,500  4,611
    5.50% 7/1/23  Aa3  3,000  3,047
   (Triad Healthcare):
   5.90% 8/1/01  A+  200  207
    6.25% 8/1/06  A+  5,000  5,418
  0% 7/1/13 (MBIA Insured) INFL (f)  Aaa  2,000  2,172
  5.616% 7/1/13 (MBIA Insured)  Aaa  6,000  6,285
  5.375% 10/1/13  A+  1,250  1,274
  (Sisters of Charity Leavenworth) 5% 12/1/14 Aa3 1,315 1,299 (Villaview Commty. Hosp., Inc.) Series A,
   7% 9/1/09  A+  1,995  2,187
Campbell Ctfs. of Prtn. Rfdg. (Civic Ctr. Proj.)
6% 10/1/18  A2  4,965  5,155
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Carson Redev. Agcy. Rfdg.:
 (Redev. Proj. Area #1 Tax Allocation):
 6.375% 10/1/12  Baa1 $ 3,965 $ 4,255
  6.375% 10/1/16  Baa1  2,000  2,138
 (Redev. Proj. Area #2 Tax Allocation):
 5.50% 10/1/02  Baa2  100  104
  5.875% 10/1/09  Baa2  2,000  2,062
  6% 10/1/13  Baa2  1,750  1,834
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A:
  7.25% 8/1/07 (MBIA Insured)  Aaa  1,755  2,147
  7% 8/1/11 (MBIA Insured)  Aaa  1,500  1,852
  7% 8/1/12 (MBIA Insured)  Aaa  1,000  1,237
  7% 8/1/13 (MBIA Insured)  Aaa  4,740  5,890
Central Valley Fing. Auth. Cogeneration Proj.
Rev. (Carson Ice Gen. Proj.):
  5.50% 7/1/01  BBB-  1,400  1,452
  6% 7/1/09  BBB-  4,800  5,088
  6.10% 7/1/13  BBB-  2,000  2,118
Chino Basin Reg'l. Fing. Auth. Rev. Rfdg.
(Muni. Wtr. Dist. Swr. Sys. Proj.):
  7% 8/1/05 (AMBAC Insured)  Aaa  1,185  1,395
  7% 8/1/06 (AMBAC Insured)  Aaa  1,145  1,367
  7% 8/1/09 (AMBAC Insured)  Aaa  350  430
Clovis Unified School Dist. (Cap. Appreciation)
Series B:
  0% 8/1/02 (MBIA Insured)  Aaa  300  250
  0% 8/1/03 (MBIA Insured)  Aaa  3,485  2,783
Coalinga Ctfs. of Prtn. 7% 4/1/10  BBB+  1,655  1,732
Contra Costa Schools Fing. Auth. Rev.
(Vista Unified School Dist. School Sites)
(Cap. Appreciation) Series A, 0%
9/1/17 (FSA Insured)
(Pre-Refunded to 9/1/02 @ 36.34) (c)  Aaa  3,420  1,033
Contra Costa County Ctfs. of Prtn. (Merrithew
Mem. Hosp.) (Cap. Appreciation):
  0% 11/1/13 (Escrowed to Maturity) (c)  Aaa  6,805  3,137
  0% 11/1/14 (Escrowed to Maturity) (c)  Aaa  3,000  1,305
Contra Costa Trans. Auth. Sales Tax Rev.
Series A:
  6% 3/1/03 (FGIC Insured)  Aaa  2,530  2,745
  6% 3/1/08 (FGIC Insured)  Aaa  1,000  1,134
Desert Hosp. Dist. Hosp. Rev. Ctfs. of Prtn.
 (Kidder) 6.392% 7/28/20 (FSA Insured)
 (Pre-Refunded to 7/1/02 @ 102) (c)   Aaa  13,000  14,346
Duarte Ctfs. of Prtn. (City of Hope Med. Ctr.):
6% 4/1/08  Baa1  4,930  5,205
 6.25% 4/1/23  Baa1  15,000  15,857
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
East Bay Muni. Util. Dist. Wtr. Sys. Rev. Rfdg.:
6% 6/1/02 (FGIC Insured)  Aaa $ 2,000 $ 2,156
 6% 6/1/03 (FGIC Insured)  Aaa  4,450  4,857
 5.75% 6/1/04 (MBIA Insured)  Aaa  3,000  3,271
 6% 6/1/05 (FGIC Insured)  Aaa  1,550  1,724
 6% 6/1/06 (FGIC Insured)  Aaa  1,840  2,064
 6.10% 6/1/07  A1  1,250  1,353
 6% 6/1/09 (AMBAC Insured)  Aaa  1,000  1,080
East Bay Regional Park Dist.:
 Series B, 6.10% 9/1/06  Aa  1,300  1,379
 Series C, 6.50% 9/1/03 (FGIC Insured)  Aaa  1,285  1,443
Eastern Muni. Wtr. Dist. Wtr. & Swr. Rev. Ctfs.
of Prtn. 6.75% 7/1/12 (FGIC Insured)  Aaa  3,600  4,337
Elk Grove Unified School Dist. Spl. Tax Rfdg.
(Commty. Facs. Dist. #1):
  6.50% 12/1/07 (AMBAC Insured)  Aaa  1,340  1,574
  6.50% 12/1/24 (AMBAC Insured)  Aaa  4,000  4,874
Encintas Unified School Dist. (Cap. Appreciation):
0% 8/1/03 (MBIA Insured)  Aaa  1,750  1,398
 0% 8/1/04 (MBIA Insured)  Aaa  1,750  1,337
 0% 8/1/10 (MBIA Insured)  Aaa  1,000  559
Escondido Joint Pwrs. Fing. Auth. Lease Rev.
Rfdg. (California Ctr. for the Arts) (Cap.
Appreciation) 0% 9/1/04 (AMBAC Insured)  Aaa  570  432
Eureka Unified School Dist. Ctfs. of Prtn.:
(Cap. Appreciation) Series B, 0% 9/1/27
 (FSA Insured) (i)  Aaa  1,555  1,622
 Series A, 6.90% 9/1/27 (FSA Insured) (i)  Aaa  660  723
Fairfield-Suisun Swr. Dist. Swr. Rev. Rfdg.
(Cap. Appreciation) Series A:
  0% 5/1/07 (MBIA Insured)  Aaa  1,635  1,088
  0% 5/1/08 (MBIA Insured)  Aaa  2,085  1,320
  0% 5/1/09 (MBIA Insured)  Aaa  2,080  1,246
Folsom Pub. Fing. Auth. Local Agcy. Rev.
Series A, 7.25% 10/1/10  BBB+  1,285  1,359
Fontana Redev. Agcy. Tax Allocation Rfdg.
(Jurupa Hills Redev. Proj.) Series A:
 7% 10/1/14  BBB+  6,500  7,107
  5.50% 10/1/27  BBB+  3,500  3,498
Foothill/Eastern Trans. Corridor Agcy. Toll Road
Rev. (Cap. Appreciation) Series A:
 0% 1/1/04  Baa  1,600  1,213
  0% 1/1/05  Baa  1,000  718
  0% 1/1/08 (i)  Baa  2,000  1,483
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Foster City Pub. Fing. Auth. Rev. (Foster City
Commty. Dev. Proj. Loan) Series A:
  6% 9/1/06  A- $ 1,355 $ 1,443
  6% 9/1/07  A-  1,440  1,538
  5.50% 9/1/09  A-  370  388
  6% 9/1/13  A-  1,925  2,008
  5.80% 9/1/16  A-  1,000  1,047
Fountain Valley Agcy. for Commty. Dev.
Tax Allocation (Ind. Area Redev. Proj.)
9.10% 1/1/15  BBB+  1,745  1,773
Fremont Unified School Dist. Alameda County
(Cap. Appreciation) Series F:
  0% 8/1/04 (MBIA Insured)  Aaa  1,270  967
  0% 8/1/05 (MBIA Insured)  Aaa  1,395  1,015
  0% 8/1/09 (MBIA Insured)  Aaa  1,000  593
Inglewood Hosp. Rev. (Daniel Freeman Hosp.,
Inc.) 6.50% 5/1/01 (Escrowed to Maturity) (c)  A+  1,000  1,074
Intermodal Container Transfer Facs. Joint
Pwr. Auth. Rev. Rfdg. (South Pacific Trans.
Corp.) Series A, 7.70% 11/1/14
LOC Industrial Bank of Japan  A2  1,500  1,574
Irvine Ranch Wtr. Dist. Joint Pwr. Agcy. Local
Pool Rev.:
  Issue I, 7.875% 2/15/23
   (Pre-Refunded to 3/19/98 @ 100) (c)  A+  6,740  6,752
  Issue II, 8.25% 8/15/23  A+  30,540  31,090
Kern High School Dist. 7% 8/1/09
(Escrowed to Maturity) (c)  A1  1,090  1,318
King County Ctfs. of Prtn. 7.50% 7/1/04 (k)  -  2,800  2,956
La Quinta Redev. Agcy. Tax Allocation Rfdg.
(Redev. Proj. Area #1):
  7.30% 9/1/05 (MBIA Insured)  Aaa  1,000  1,195
  7.30% 9/1/06 (MBIA Insured)  Aaa  620  752
  7.30% 9/1/11 (MBIA Insured)  Aaa  555  702
Livermore Redev. Agcy. Tax Allocation Rev.
(Livermore Redev. Proj.) Series A,
7.75% 8/1/09  -  945  960
Local Gov't. Fin. Auth. Rev. (Oakland Central
Dist.) (Cap. Appreciation):
  0% 9/1/08 (MBIA Insured)  Aaa  3,710  2,314
  0% 9/1/09 (MBIA Insured)  Aaa  3,565  2,102
Long Beach Hbr. Rev.:
 Rfdg.:
  Series A:
   5.50% 5/15/08 (FGIC Insured) (e)  Aaa  4,390  4,733
   6% 5/15/09 (FGIC Insured)  Aaa  3,000  3,369
 6% 5/15/06 (MBIA Insured) (e)  Aaa  3,000  3,341
 5.75% 5/15/07 (MBIA Insured) (e)  Aaa  3,845  4,208
 5.50% 5/15/11 (MBIA Insured) (e)  Aaa  700  737
 5.50% 5/15/15 (MBIA Insured) (e)  Aaa  3,710  3,838
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Los Angeles Ctfs. of Prtn. (California Health Facs.
Construction Loan Bay Harbor Hosp. Inc.)
7.30% 4/1/20  A $ 3,000 $ 3,210
Los Angeles County Ctfs. of Prtn. (Cap.
Appreciation) (Disney Parking Proj.):
  0% 3/1/10  Baa1  2,000  1,083
  0% 3/1/11  Baa1  1,950  997
  0% 3/1/12  Baa1  2,180  1,052
  0% 3/1/13  Baa1  5,585  2,539
  0% 3/1/18  Baa1  3,000  1,008
  0% 3/1/19  Baa1  3,175  1,013
  0% 3/1/20  Baa1  1,000  303
Los Angeles County Ctfs. of Prtn. Correctional
Facs. (Cap. Appreciation):
  0% 9/1/10 (MBIA Insured)
   (Escrowed to Maturity) (c)  Aaa  3,770  2,090
  0% 9/1/11 (MBIA Insured)
   (Escrowed to Maturity) (c)  Aaa  6,400  3,340
Los Angeles County Metropolitan Trans. Auth.
Sales Tax Rev.:
  (Proposition A) First Tier Sr. Series:
   Rfdg. 5.25% 7/1/11 (MBIA Insured)  Aaa  3,230  3,364
   5.90% 7/1/14 (MBIA Insured)  Aaa  1,585  1,717
  (Proposition C) Second Series A:
  5.90% 7/1/02 (AMBAC Insured)  Aaa  1,200  1,293
   5.90% 7/1/03 (AMBAC Insured)  Aaa  1,655  1,801
   5.90% 7/1/04 (AMBAC Insured)  Aaa  1,005  1,105
   5.90% 7/1/07 (AMBAC Insured)  Aaa  1,730  1,943
   5.90% 7/1/08 (AMBAC Insured)  Aaa  500  565
Los Angeles Dept. of Arpts. Rev.
(Los Angeles Int'l. Arpt.) Series D,
5.625% 5/15/12 (FGIC Insured) (e)  Aaa  1,000  1,053
Los Angeles Dept. of Wtr.& Pwr. Elec. Plant Rev.:
Rfdg.:
  4.75% 8/15/12 (FGIC Insured)  Aaa  6,035  5,910
  4.75% 8/15/16 (FGIC Insured)  Aaa  2,700  2,569
  6.375% 2/1/20  Aa3  1,000  1,064
  (Second Issue):
   4.75% 11/15/19 (FGIC Insured)  Aaa  5,900  5,549
   4.75% 11/15/19 (MBIA Insured)  Aaa  4,000  3,762
   5.25% 11/15/26 (MBIA Insured)  Aaa  17,760  17,803
   5.40% 11/15/31 (MBIA Insured)  Aaa  4,000  4,058
 (Second Issue):
  9% 10/15/01  Aa3  110  128
  6.75% 10/15/04 (AMBAC Insured)  Aaa  2,400  2,749
Los Angeles Hbr. Dept. Rev. 7.60% 10/1/18
(Escrowed to Maturity) (c)  Aaa  14,810  19,082
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Los Angeles Unified School Dist. Series A:
6% 7/1/14 (FGIC Insured)  Aaa $ 1,200 $ 1,363
 6% 7/1/15 (FGIC Insured)  Aaa  1,000  1,135
Los Angeles Wastewtr. Sys. Rev. Rfdg. Series A,
6% 2/1/04 (FGIC Insured)  Aaa  3,000  3,289
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Rfdg.
6.75% 7/1/20 (MBIA Insured)
 (Escrowed to Maturity) (c)  Aaa  2,500  3,085
Madera County Ctfs. of Prtn. (Valley Children's
Hosp.) 6.25% 3/15/05 (MBIA Insured)  Aaa  1,480  1,654
Manhattan Beach Unified School Dist.
(Cap. Appreciation) Series A, 0% 9/1/09
(FGIC Insured)  Aaa  975  576
Metropolitan Wtr. Dist. Southern California
 Wtrwks. Rev.:
  Series A, 5% 7/1/26  Aa2  6,500  6,337
  7.682% 8/5/22 INFL (f)  Aa2  1,300  1,446
Modesto Ctfs. of Prtn.:
 (Commty. Ctr. Refing. Proj.) Series A:
  5.60% 11/1/14 (AMBAC Insured)  Aaa  1,370  1,493
  5% 11/1/23 (AMBAC Insured)  Aaa  2,500  2,497
 (Golf Course Refing. Proj.) Series B,
  5% 11/1/23 (FGIC Insured)  Aaa  1,585  1,583
Modesto Irrigation Dist. Ctfs. of Prtn.
(Geysers Geothermal Pwr. Proj.) Series
1986-A, 5% 10/1/17  A1  5,000  4,890
Modesto Irrigation Dist. Ctfs. of Prtn. Rfdg.
& Cap. Impt. (Cap. Appreciation) Series A:
 0% 10/1/05 (MBIA Insured)  Aaa  2,140  1,544
  0% 10/1/08 (MBIA Insured)  Aaa  2,270  1,411
  0% 10/1/09 (MBIA Insured)  Aaa  2,270  1,334
  0% 10/1/10 (MBIA Insured)  Aaa  2,270  1,258
Modesto Pub. Fing. Auth. Lease Rev.
(Cap. Impts. & Refing. Proj.) 5.125% 9/1/33
(AMBAC Insured)  Aaa  9,000  8,794
Moreno Valley Unified School Dist. Ctfs. of Prtn.
(Land Acquisition) (Cap. Appreciation)
Series F, 0% 9/1/11 (FSA Insured)
(Pre-Refunded to 9/1/02 @102) (c)(i)  Aaa  2,350  2,546
Northern California Pwr. Agcy. Pub. Pwr. Rev.:
Rfdg. (Hydro-Elec. Proj. #1) Series A,
  7.50% 7/1/23 (AMBAC Insured)
 (Pre-Refunded to 7/1/21 @ 100) (c)  Aaa  3,825  5,047
 (Geothermal Proj. #3) Series A, 5.50%
  7/1/05 (AMBAC Insured) (g)  Aaa  2,250  2,427
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Northern California Transmission Rev.
(Ore Trans. Proj.) Series A, 7% 5/1/13
(MBIA Insured)  Aaa $ 7,100 $ 8,750
Oakland Ctfs. of Prtn. Rfdg. (Oakland Museum)
(Cap. Appreciation) Series A, 0%, 4/1/07
(AMBAC Insured)  Aaa  2,750  1,836
Oakland Redev. Agcy. Central Dist. Redev. (Sub.
Tax Allocation) 5% 9/1/21 (MBIA Insured)  Aaa  1,000  999
Ontario Redev. Fing. Auth. Rev.:
 Rfdg. (Ontario Redev. Proj. #1):
  6.65% 8/1/07 (MBIA Insured)  Aaa  1,000  1,182
  6.75% 8/1/08 (MBIA Insured)  Aaa  1,065  1,279
  6.95% 8/1/11 (MBIA Insured)  Aaa  1,000  1,235
 (Ctr. City Cimarron Proj. #1) (Cap. Appreciation):
 0% 8/1/08 (MBIA Insured)  Aaa  3,255  2,038
  0% 8/1/09 (MBIA Insured)  Aaa  3,260  1,930
  0% 8/1/10 (MBIA Insured)  Aaa  3,255  1,818
Orange County Local Trans. Auth. Sales Tax Rev.
First Series:
  6% 2/15/08 (AMBAC Insured)  Aaa  2,500  2,834
  6% 2/15/09  Aa3  2,000  2,247
Orange County Pub. Fing. Auth. Waste
Mgmt. Sys. Rev. Rfdg.:
  5.75% 12/1/09 (AMBAC Insured) (e)  Aaa  1,620  1,782
  5.75% 12/1/11 (AMBAC Insured) (e)  Aaa  2,000  2,204
  5.25% 12/1/13 (AMBAC Insured) (e)  Aaa  4,000  4,147
Orange County Wtr. Dist. Ctfs. of Prtn. Rfdg.
 Series A, 5.50% 8/15/09 (AMBAC Insured)  Aaa  1,000  1,060
Palomar Pomerado Health Sys. Rev. Rfdg.
(Cap. Appreciation) 0% 11/1/05
(MBIA Insured)  Aaa  3,075  2,203
Placer County Wtr. Agcy. Middle Fork Proj. Rev.
Series A, 3.75% 7/1/12  A  8,830  7,813
Pleasanton Joint Pwrs. Fing. Auth. Rev.
Reassessment Series A:
  5.70% 9/2/01  Baa3  1,200  1,253
  5.80% 9/2/02  Baa3  5,195  5,486
  6% 9/2/05  Baa3  2,430  2,631
  6.15% 9/2/12  Baa3  12,980  13,936
Port Oakland Port Rev.:
 Rfdg. (Cap. Appreciation) Series F:
  0% 11/1/05 (MBIA Insured)  Aaa  300  216
  0% 11/1/06 (MBIA Insured)  Aaa  2,890  1,982
  0% 11/1/07 (MBIA Insured)  Aaa  4,250  2,765
  0% 11/1/08, (MBIA Insured)  Aaa  5,270  3,263
 Series G, 6% 11/1/07 (MBIA Insured) (e)  Aaa  900  1,006
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Rancho Wtr. Dist. Fing. Auth. Rev. Rfdg.:
6.50% 11/1/03 (FGIC Insured)  Aaa $ 1,300 $ 1,460
 6.50% 11/1/04 (FGIC Insured)  Aaa  1,985  2,261
 6.50% 11/1/05 (FGIC Insured)  Aaa  500  577
Redding Elec. Sys. Rev. Rfdg. Ctfs. of Prtn.
(Cap. Appreciation) Series A:
  0% 6/1/06 (FGIC Insured)  Aaa  1,730  1,208
  0% 6/1/07 (FGIC Insured)  Aaa  1,890  1,253
  0% 6/1/08 (FGIC Insured)  Aaa  1,300  820
Richmond Redev. Agcy. Tax Allocation Rfdg.
(Hbr. Redev. Proj.) 7% 7/1/09 (FSA Insured) Aaa 1,750 1,971 Riverside County Asset Leasing Corp. Leasehold
Rev. (Riverside County Hosp. Proj.):
  Series A:
  5.75% 6/1/01 (MBIA Insured)  Aaa  1,250  1,320
   6% 6/1/03 (MBIA Insured)  Aaa  1,000  1,089
   6.375% 6/1/09 (MBIA Insured)  Aaa  5,000  5,526
   6.50% 6/1/12 (MBIA Insured)  Aaa  18,000  21,209
  Series B, 5.70% 6/1/16 (MBIA Insured)  Aaa  1,950  2,114
Riverside County Redev. Agcy. Tax Allocation
(Redev. Proj. #4) Series A:
  7.50% 10/1/10
   (Pre-Refunded to 10/1/01 @ 102) (c)  BBB  1,000  1,132
  7.50% 10/1/26
   (Pre-Refunded to 10/1/01 @ 102) (c)  BBB  2,500  2,829
Riverside County Trans. Commission Sales
Tax Rev. Rfdg. Series A:
  5% 6/1/06 (AMBAC Insured)  Aaa  2,100  2,210
  5.25% 6/1/07 (AMBAC Insured)  Aaa  790  844
Riverside County Pub. Fing. Auth. Tax Allocation
Rev. (Redev. Projs.) Series A:
  4.80% 10/1/07  Baa2  1,080  1,086
  5% 10/1/08  Baa2  1,135  1,150
  5% 10/1/09  Baa2  1,140  1,146
  5.10% 10/1/10  Baa2  1,245  1,251
  5.25%10/1/12  Baa2  1,275  1,288
  5.50%10/1/22  Baa2  4,500  4,548
Riverside Unified School Dist. Ctfs. of Prtn. (Land
Acquisition Proj.) (Cap. Appreciation) Series B,
0% 9/1/26 (FSA Insured) (i)  Aaa  5,485  5,627
Rosemead Redev. Agcy. Tax Allocation
Proj. Area 1 (Cap. Appreciation) 0% 10/1/98
(Escrowed to Maturity) (c)  A-  1,120  1,097
Roseville Joint Unified High School Dist.
(Cap. Appreciation) Series B, 0% 8/1/00
(FGIC Insured)  Aaa  1,060  965
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.):
 5.40% 7/1/98  BBB- $ 2,000 $ 2,010
  5.70% 7/1/00  BBB-  1,200  1,240
  5.90% 7/1/02  BBB-  1,000  1,060
  6% 7/1/03  BBB-  700  750
  7% 7/1/05  BBB-  1,500  1,716
  6.375% 7/1/10  BBB-  1,500  1,642
  6.50% 7/1/14  BBB-  1,000  1,097
Sacramento County Ctfs. of Prtn. Rfdg. (Pub.
Facs. Proj.):
  4.80% 10/1/10 (AMBAC Insured)  Aaa  1,000  1,019
  5% 10/1/11 (AMBAC Insured)  Aaa  1,625  1,670
Sacramento Fing. Auth. Lease Rev. Rfdg.
Series A:
  5.375% 11/1/14 (AMBAC Insured)  Aaa  8,725  9,284
  5.40% 11/1/20 (AMBAC Insured)  Aaa  1,925  2,040
Sacramento Muni. Util. Dist. Elec. Rev.:
 Rfdg. Series L, 5.125% 7/1/22
  (MBIA Insured)  Aaa  4,000  3,964
 1.76% 11/15/08 (FGIC Insured) (h)  Aaa  17,700  18,269
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6.50% 7/1/06  BBB-  4,500  5,034
 6.50% 7/1/07  BBB-  2,000  2,235
 6.50% 7/1/08  BBB-  1,000  1,109
San Bernardino County Ctfs. of Prtn.:
 (Cap. Facs. Proj.) Series B, 6.875% 8/1/24
 (Escrowed to Maturity) (c)  Aaa  5,000  6,342
 (Med. Ctr. Fing. Proj.):
  Rfdg.:
   5.25% 8/1/04  Baa1  915  946
   5.50% 8/1/22  Baa1  10,000  10,357
  5.50% 8/1/05 (MBIA Insured)  Aaa  2,700  2,906
  5.50% 8/1/06 (MBIA Insured)  Aaa  2,500  2,703
  5.50% 8/1/07 (MBIA Insured)  Aaa  6,000  6,511
San Bernardino County Trans. Auth. Sales Tax
Rev. Series A, 5.25% 3/1/08 (FSA Insured)  Aaa  7,760  8,298
San Diego County Regional Trans. Commission
 Sales Tax Rev. Second Series A:
  6.25% 4/1/03 (FGIC Insured)  Aaa  8,000  8,782
  6% 4/1/04 (FGIC Insured)  Aaa  5,900  6,486
  6% 4/1/05 (AMBAC Insured)  Aaa  1,500  1,670
San Diego County Wtr. Auth. Wtr. Rev. Ctfs. of
Prtn. 5.632% 4/25/07 (FGIC Insured)  Aaa  5,000  5,447
San Diego Multi-Family Hsg. Rev. (Island Gardens
Apts. Proj.) Series B, 9.50% 10/20/20   Aaa  1,585  1,589
San Diego Pub. Facs. Fing. Auth. Swr. Rev.:
Series B, 5.375% 5/15/15 (FGIC Insured)  Aaa  1,000  1,035
 5% 5/15/20 (FGIC Insured)  Aaa  6,500  6,355
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
San Francisco Bay Area Rapid Trans. Dist.
Sales Tax Rev.:
  Rfdg. 6.75% 7/1/10 (AMBAC Insured)  Aaa $ 1,500 $ 1,819
  5.25% 7/1/12  Aa3  8,920  9,278
  5.25% 7/1/18  Aa3  4,500  4,555
  5% 7/1/28 (AMBAC Insured)  Aaa  18,650  18,142
San Francisco Bldg. Auth. Lease Rev. (Dept. Gen.
Svcs. Lease) Series A:
  5% 10/1/05  A  400  416
  5% 10/1/08  A  2,640  2,718
San Francisco City & County Gen. Oblig.:
 Rfdg. Series 1, 5.50% 6/15/09
  (FGIC Insured)  Aaa  10,000  10,943
 Series 95 A & B, 6.50% 6/15/03
  (FGIC Insured)  Aaa  2,180  2,433
San Francisco City & County Int'l. Arpt. Commission
 Rev.:
  Rfdg. Second Series Issue 1,
  6.20% 5/1/05 (AMBAC Insured)  Aaa  2,300  2,517
  Second Series Issue 9-A,
  5.125% 5/1/07 (FGIC Insured)  Aaa  2,000  2,086
San Francisco City & County Int'l. Arpt.
Commission Spl. Facs. Lease Rev.
(SFO Fuel Co. LLC) Series A:
  5.125% 1/1/17 (AMBAC Insured) (e)  Aaa  6,000  5,924
  5.25% 1/1/18 (AMBAC Insured) (e)  Aaa  4,515  4,521
  5.25% 1/1/19 (AMBAC Insured) (e)  Aaa  4,750  4,744
San Francisco City & County Pub. Utils.
Commission Wtr. Rev. Rfdg.
Series A, 6.50% 11/1/09  Aa  1,000  1,109
San Francisco City & County Redev Fing. Auth.
Tax Allocation Rev.  (Cap. Appreciation):
 Rfdg.(San Francisco Redev. Proj.) Series B,
  0% 8/1/10 (MBIA Insured)  Aaa  1,475  824
  Series A:
   0% 8/1/07 (FGIC Insured)  Aaa  1,085  714
   0% 8/1/08 (FGIC Insured)  Aaa  1,085  679
   0% 8/1/09 (FGIC Insured)  Aaa  1,085  642
   0% 8/1/10 (FGIC Insured)  Aaa  1,085  606
San Francisco City & County Swr. Rev.:
 Rfdg. 5.90% 10/1/08 (AMBAC Insured)  Aaa  5,000  5,411
 (Cap. Appreciation) Series B:
  0% 10/1/06 (FGIC Insured)  Aaa  3,690  2,540
  0% 10/1/07 (FGIC Insured)  Aaa  4,770  3,115
  0% 10/1/08 (FGIC Insured)  Aaa  1,600  994
San Francisco Port Commission Rev. Rfdg.
5.50% 7/1/04  A  1,000  1,050
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
San Joaquin County Ctfs. of Prtn.
(Gen. Hosp. Proj.):
  5.70% 9/1/01  A3 $ 2,250 $ 2,336
  5.80% 9/1/02  A3  350  367
  6.25% 9/1/13  A3  2,500  2,686
  6.625% 9/1/20  A3  2,500  2,731
San Joaquin Hills Trans. Corridor Agcy. Toll Road
Rev. Rfdg. (Cap Appreciation) Series A:
 0% 1/15/07 (MBIA Insured)  Aaa  3,500  2,359
  0% 1/15/08 (MBIA Insured)  Aaa  1,525  978
  0% 1/15/09 (MBIA Insured)  Aaa  4,090  2,482
  0% 1/15/10 (MBIA Insured)  Aaa  2,000  1,146
  0% 1/15/11 (MBIA Insured)  Aaa  5,365  2,897
San Jose Arpt. Rev. Rfdg. 5.875% 3/1/07
(FGIC Insured)  Aaa  1,905  2,129
San Jose Redev. Agcy. Tax Allocation Rfdg.
(Merged Area Redev. Proj.) 6% 8/1/15
(MBIA Insured)  Aaa  3,000  3,399
Santa Barbara Ctfs. of Prtn. Rfdg.:
(American Baptist Homes) 7.40% 5/15/15
  (Pre-Refunded to 5/15/00 @ 102) (c)  A+  2,000  2,186
 5.10% 3/1/03  A1  1,000  1,032
Santa Barbara Redev. Agcy. Tax Allocation Rfdg.
(Central City Redev. Proj.) Series A,
6% 3/1/05 (AMBAC Insured)  Aaa  500  554
Santa Clara County Fing. Auth. Lease Rev.
(VMC Facs. Replacement Proj.) Series A:
  7.75% 11/15/08 (AMBAC Insured)  Aaa  1,175  1,510
  7.75% 11/15/09 (AMBAC Insured)  Aaa  3,725  4,824
Santa Margarita/Dana Point Auth. Rev. Rfdg.
(Impt. Dists. 1&2, 2A&8) Series A:
 7.25% 8/1/06 (MBIA Insured)  Aaa  1,500  1,817
  7.25% 8/1/07 (MBIA Insured)  Aaa  2,200  2,691
  7.25% 8/1/08 (MBIA Insured)  Aaa  1,780  2,203
  7.25% 8/1/12 (MBIA Insured)  Aaa  1,865  2,356
Santa Rosa Wastewtr. Rev. Rfdg. & Sub-Reg'l.
(Wastewtr. Proj.) Series A, 4.75% 9/1/16
(FGIC Insured)  Aaa  900  864
Sequoia Hosp. Dist. Rev. Rfdg. 5% 8/15/03
(Escrowed to Maturity) (c)  Baa  1,285  1,341
South Orange County Pub. Fing. Auth. Spl. Tax
Rev.:
  Rfdg. (Sr. Lien) Series A, 7% 9/1/10
  (MBIA Insured)  Aaa  3,300  4,070
  (Foothill Area) Series C:
   7.50% 8/15/06 (FGIC Insured)  Aaa  2,000  2,452
   7.50% 8/15/07 (FGIC Insured)  Aaa  2,290  2,837
   8% 8/15/09 (FGIC Insured)  Aaa  3,650  4,790
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Southern California Pub. Pwr. Auth. Pwr. Proj. Rev.:
 Rfdg. Series A:
  (Mead Adelanto Proj.):
   4.75% 7/1/16 (AMBAC Insured)  Aaa $ 2,000 $ 1,915
   4.875% 7/1/20 (AMBAC Insured)  Aaa  1,000  962
  (Mead Phoenix Proj.) 4.875%
  7/1/20 (AMBAC Insured)  Aaa  1,300  1,251
  (Palo Verde Proj.):
   5% 7/1/04 (FSA Insured)  Aaa  1,085  1,133
   5.50% 7/1/05 (AMBAC Insured)
    (Escrowed to Maturity) (c)  Aaa  5,000  5,422
   6% 7/1/07 (AMBAC Insured)
    (Escrowed to Maturity) (c)  Aaa  1,100  1,247
  5% 7/1/15 (AMBAC Insured)
  (Escrowed to Maturity) (c)  Aaa  5,500  5,456
  Series 11, 0% 7/1/15
 (Escrowed to Maturity) (c)  Aaa  300  276
 (Multiple Projs.):
  6.75% 7/1/10  A  1,400  1,648
  6.75% 7/1/11  A  6,500  7,693
Southern California Pub. Pwr. Auth. Transmission
Rev. Rfdg. (Southern Transmission Proj.):
  Series A, 6% 7/1/06 (MBIA Insured)  Aaa  2,000  2,245
  5.50% 7/1/20  Aa3  1,000  1,006
Stanislaus County Ctfs. of Prtn. Rfdg.
(Cap. Impt. Prog.) Series A, 5.25% 5/1/14
(MBIA Insured)  Aaa  1,500  1,537
Sulphur Springs Unified School Dist. Series A:
0% 9/1/07 (MBIA Insured)  Aaa  4,445  2,903
 0% 9/1/08 (MBIA Insured)  Aaa  4,745  2,948
 0% 9/1/09 (MBIA Insured)  Aaa  2,485  1,467
 0% 9/1/12 (MBIA Insured)  Aaa  2,750  1,356
Tahoe-Truckee Joint Unified School Dist.
(Cap. Appreciation) Series A, 0% 9/1/10
(FGIC Insured)  Aaa  6,625  3,691
Univ. of California Rev. (Multiple Purp. Projs.):
Rfdg. Series C:
  9% 9/1/02 (AMBAC Insured)  Aaa  100  120
  4.75% 9/1/16 (AMBAC Insured)  Aaa  5,000  4,786
 Series D, 6.10% 9/1/10 (MBIA Insured)
  (Pre-Refunded to 9/1/02 @ 102) (c)  Aaa  2,000  2,205
Upland Ctfs. of Prtn. Rfdg. (San Antonio
Commty. Hosp.):
  5.25% 1/1/08  A  3,700  3,793
  5.25% 1/1/13  A  8,500  8,532
  5% 1/1/18  A  2,500  2,399
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
West Covina Ctfs. of Prtn. (Queen of
the Valley Hosp.):
  5.90% 8/15/02  A2 $ 875 $ 928
  6% 8/15/03  A2  925  992
  6.125% 8/15/04  A2  980  1,064
  6.50% 8/15/24   A2  3,200  3,476
   1,233,200
PUERTO RICO - 0.4%
Puerto Rico Pub. Impt. Rfdg.
5.50% 7/1/11  Baa1  5,000  5,371
TOTAL MUNICIPAL BONDS
(Cost $1,155,105)   1,238,571
MUNICIPAL NOTES (A) - 4.4.%
CALIFORNIA - 4.4%
California Gen. Oblig. Participating VRDN:
 Series FR-23, 3.90% (Liquidity Facility
 Bank of New York) (j)  MIG 1  16,725  16,725
 Series SGB-15, 3.40% (Liquidity Facility
 Societe Generale, France) (j)  Aaa  2,000  2,000
California Poll. Cont. Fin. Auth. Poll. Cont. Rev.:
 Rfdg. (Pacific Gas & Electric Co. Proj.):
  Series B, 3.10% LOC Rabobank
   Nederland (e)  A+  2,000  2,000
  Series B, 1997, 3.60%
   LOC Deutsche Bank, AG (e)  P-1  8,200  8,200
  Series C, 3.55% LOC Bank of America
   Nat'l Trust & Savings, SF  A-1+  200  200
  Series C, 3.65% LOC Kredietbank, NV (e)  A+  1,100  1,100
  Series G, 3.65%  (e)  VMIG 1  1,400  1,400
 (Southern California Edison Co.):
 Series A, 3.90%   VMIG 1  900  900
  Series B, 3.90%  VMIG 1  2,500  2,500
  Series C, 3.90%  VMIG 1  2,000  2,000
California Poll. Cont. Fin. Auth. Solid Waste
Disp. Rev.:
  Rfdg. (Gilton Solid Waste Mgmt.)
   Series 1995A, 3.20% LOC Bank of
   America Nat'l. Trust & Savings, SF  VMIG 1  900  900
  (Shell Oil Co. Martinez Proj.):
  Series 1994-A, 3.60% (e)  VMIG 1  3,600  3,600
   Series 1994-B, 3.60% (e)  VMIG 1  500  500
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Ctfs. of
 Prtn. (Northern California Retired Officers)
 3.60% LOC Dresdner Bank, AG  VMIG 1 $ 600 $ 600
Fremont Ctfs. of Prtn. (Bldg. & Equip. Fing.
Proj.) 3.80% LOC Sumitomo Bank Ltd., Japan  A-2  2,000  2,000
Los Angeles Commty. Redev. Agcy. Ctfs. of Prtn.
(CMC Med. Plaza) 3.10%, LOC Bank of
America Nat'l. Trust & Savings, SF  VMIG 1  500  500
Los Angeles County Metropolitan Trans. Auth.
Rev. Participating VRDN,  Series SGB-1,
 3.40% (FSA Insured) (j)  Aaa  1,975  1,975
Los Angeles Multi-Family Hsg. Rev. (Casden Proj.)
Series K, 3.15% LOC Coast Federal Bank  A+  8,700  8,700
San Bernardino County Multi-Family Hsg. Rev.
 Rfdg. (Pepperwood Apt.) Series 1993 A,
3.10% LOC Redlands Federal Bank  A+  1,100  1,100
Simi Valley Multi-Family Hsg. Rev. Rfdg.
(Creekside Village Proj.) Series 1993A,
3.10% LOC Bank of America
Nat'l. Trust & Savings, SF  VMIG 1  450   450
 TOTAL MUNICIPAL NOTES
(Cost $57,350)   57,350
TOTAL INVESTMENTS - 100%
(Cost $1,212,455)  $ 1,295,921
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
50 Municipal Bond Contracts   March 98 $ 6,159 $ 9
75 Municipal Bond Contracts      June 98  9,143  28
282 Treasury Bond Contracts   March 98  34,060  (24)
   $ 13
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 3.8%
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
5. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
6. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
7. Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,138,000.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
9. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
10. Provides evidence of ownership in one or more underlying municipal bonds.
11. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
King County Ctfs. of Prtn.
7.50% 7/1/04 12/15/89 $ 2,740
OTHER INFORMATION
The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $2,956,000 or 0.24% of net assets (see Note 2 of Notes to Financial Statements). The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 73.7% AAA, AA, A 84.0%
Baa 8.3% BBB  6.5%
Ba 0.0% BB  0.6%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   25.1%
Electric Revenue   11.3
Special Tax    10.3
Water and Sewer   8.9
Lease Revenue   8.7
Transportation   7.7
Escrowed/Pre-Refunded   6.9
Health Care   6.4
Others (individually less than 5%)   14.7
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $1,212,457,000. Net unrealized appreciation aggregated $83,464,000, of which $84,052,000 related to appreciated investment securities and $588,000 related to depreciated investment securities.
The fund hereby designates approximately $427,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 1998, the fund had a capital loss carryforward of approximately $2,634,000 of which $82,000 and $2,552,000 will expire on February 28, 2002 and 2003, respectively. All of the loss carryforwards were acquired in the merger and are available to offset future capital gains of the fund to the extent provided by regulations (see Note 7 of Notes to Financial Statements).
At February 28, the fund was required to defer for federal income tax purposes approximately $4,409,000 of losses on futures contracts. (unaudited) During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 4.88% of the fund's income dividends was subject to the federal alternative minimum tax. SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) FEBRUARY 28, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,212,455) -                        $ 1,295,921
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                17,058

INTEREST RECEIVABLE                                                            16,021

OTHER RECEIVABLES                                                              31

 TOTAL ASSETS                                                                  1,329,031

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                           $ 380

PAYABLE FOR INVESTMENTS PURCHASED                                    67,292
REGULAR DELIVERY

 DELAYED DELIVERY                                                    20,340

PAYABLE FOR FUND SHARES REDEEMED                                     818

DISTRIBUTIONS PAYABLE                                                1,152

ACCRUED MANAGEMENT FEE                                               362

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                     70

OTHER PAYABLES AND ACCRUED EXPENSES                                  216

 TOTAL LIABILITIES                                                             90,630

NET ASSETS                                                                    $ 1,238,401

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                               $ 1,156,217

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                          (1,295)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                      83,479

NET ASSETS, FOR 100,230 SHARES OUTSTANDING                                    $ 1,238,401

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                       $12.36
SHARE ($1,238,401 (DIVIDED BY) 100,230 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED FEBRUARY 28, 1998

INTEREST INCOME                                                      $ 46,726

EXPENSES

MANAGEMENT FEE                                             $ 3,377

TRANSFER AGENT FEES                                         911

ACCOUNTING FEES AND EXPENSES                                302

NON-INTERESTED TRUSTEES' COMPENSATION                       3

CUSTODIAN FEES AND EXPENSES                                 46

REGISTRATION FEES                                           33

AUDIT                                                       51

LEGAL                                                       14

 TOTAL EXPENSES BEFORE REDUCTIONS                           4,737

 EXPENSE REDUCTIONS                                         (109)     4,628

NET INTEREST INCOME                                                   42,098

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      17,882

 FUTURES CONTRACTS                                          (700)     17,182

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      23,672

 FUTURES CONTRACTS                                          31        23,703

NET GAIN (LOSS)                                                       40,885

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                 $ 82,983
OPERATIONS

OTHER INFORMATION                                                    $ 16
EXPENSE REDUCTIONS
CUSTODIAN CREDITS

 TRANSFER AGENT CREDITS                                               9

 FMR REIMBURSEMENT                                                    84

                                                                     $ 109

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED     YEAR ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                         1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 42,098       $ 24,983
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 17,182         2,416

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     23,703         1,035

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          82,983         28,434
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (42,098)       (25,084)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                   -              (127)

 TOTAL DISTRIBUTIONS                                      (42,098)       (25,211)

SHARE TRANSACTIONS                                        711,618        (15,304)
NET INCREASE (DECREASE) (NOTE 6)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 752,503        (12,081)

NET ASSETS

 BEGINNING OF PERIOD                                      485,898        497,979

 END OF PERIOD                                           $ 1,238,401    $ 485,898


FINANCIAL HIGHLIGHTS
      YEARS ENDED           YEAR ENDED     YEARS ENDED
      FEBRUARY 28,          FEBRUARY 29,   FEBRUARY 28,

      1998           1997   1996           1995           1994


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 11.810   $ 11.720   $ 11.120   $ 12.100   $ 12.430
OF PERIOD

INCOME FROM INVESTMENT              .589       .599       .625       .685       .719
OPERATIONS
 NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .550       .096       .597       (.830)     (.060)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              1.139      .695       1.222      (.145)     .659
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.589)     (.602)     (.622)     (.685)     (.719)

 FROM NET REALIZED GAIN             -          (.003)     -          (.150)     (.270)

 TOTAL DISTRIBUTIONS                (.589)     (.605)     (.622)     (.835)     (.989)

NET ASSET VALUE, END OF PERIOD     $ 12.360   $ 11.810   $ 11.720   $ 11.120   $ 12.100

TOTAL RETURN A                      9.89%      6.16%      11.25%     (.91)%     5.41%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 1,238    $ 486      $ 498      $ 477      $ 575
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE        .54% B     .57%       .58%       .56%       .57%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .53% C     .57%       .58%       .56%       .57%
NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO     4.85%      5.19%      5.44%      6.16%      5.78%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             37% D      17%        37%        29%        44%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998         PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

SPARTAN CA MUNI MONEY MARKET            3.25%    16.48%   34.21%

CALIFORNIA TAX-FREE                     3.01%    14.59%   29.78%
 MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 27, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 55 money market funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998         PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

SPARTAN CA MUNI MONEY MARKET            3.25%    3.10%    3.63%

CALIFORNIA TAX-FREE                     3.01%    2.76%    3.21%
 MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
      3/2/98   12/1/97   9/1/97   6/2/97   3/3/97

SPARTAN CALIFORNIA               2.95%   3.36%   2.93%   3.49%   3.08%
 MUNICIPAL MONEY MARKET



IF FIDELITY HAD NOT REIMBURSED   2.95%   3.36%   2.83%   3.39%   2.93%
 CERTAIN FUND EXPENSES



CALIFORNIA TAX-FREE MONEY        2.73%   3.11%   2.81%   3.14%   2.74%
 MARKET FUNDS AVERAGE



SPARTAN CALIFORNIA               5.08%   5.79%   5.05%   6.01%   5.31%
 MUNICIPAL MONEY MARKET -
 TAX-EQUIVALENT



IF FIDELITY HAD NOT REIMBURSED   5.08%   5.79%   4.88%   5.84%   5.05%
 CERTAIN FUND EXPENSES





YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. If the advisor had not reimbursed certain fund expenses during the periods shown, the yields would have been lower. You can compare these yields to the California tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 41.95%. A portion of the funds income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However,
a straight comparison between
the two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the yield
you'd have to earn on a similar
taxable investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money market
fund will maintain a $1 share
price.
(checkmark)
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Spartan California Municipal Money Market Fund on November 1, 1997.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. Real gross domestic product - GDP adjusted for inflation - averaged 3.8% in 1997, signaling strong economic growth throughout the year. In addition, unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation due to wage pressures. However, 1997 was different. The 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.7%, the slowest gain in that same 11-year time period. Several reasons are cited for this lack of inflation. Most notably, productivity improvements over the past few years have reduced the risk of inflationary pressures that had previously accompanied similar periods of low unemployment. Nevertheless, the Federal Reserve Board did raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March 1997. This move was seen as a preemptive strike against future inflation that was expected to emerge along with robust economic growth. Although economic strength persisted and the market expected another interest-rate hike, no signs of inflation arose - causing the Fed to hold off on raising rates further.
Q. WHAT HAPPENED AT THE END OF
THE PERIOD?
A. In October, the financial crisis in Southeast Asia took center stage. This unusual turn of events shifted focus from growth in the domestic economy to the possible impact the Asian crisis might have on the economy in the U.S. and other parts of the world. The dollar appreciated markedly against many Asian currencies, making Asian imports to the U.S. less expensive and, consequently, suppressing inflation. Many market observers became concerned that the U.S. economy would slow significantly as exports to Asian countries declined. At the end of the period, the Fed shifted to a more neutral stance, giving itself flexibility to raise interest rates if inflation started to surface or lower rates if the spillover from the crisis in Asia significantly hurt the U.S. economy.
Q. WHAT WAS YOUR STRATEGY AS
THIS UNFOLDED?
A. The fund's average maturity at the beginning of the period was 40 days. During the first half of the period, the fund's investment focus was on the short end of the money market yield curve, as increased supply of these shorter-term securities made that part of the market attractive. However, the fund did participate in the one-year market during the summer when supply became more plentiful and yields factored in future interest-rate increases. Despite purchases of these securities, though, the fund's average maturity lengthened only slightly to 44 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1998, was 2.91%, compared to 3.09% 12 months ago. The latest yield was the equivalent of a 5.01% taxable yield for California investors in the 41.95% combined federal and state tax bracket. Through February 28, 1998, the fund's 12-month total return was 3.25%, compared to 3.01% for the California tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Domestic growth might continue at the pace set in 1997, leading to an even tighter labor market. In this case, I think eventual wage increases would be passed on to the consumer - meaning inflation. The spillover from the Asian turmoil may, however, significantly dampen growth in the U.S. and suppress inflation. I believe the Fed is waiting for more evidence to evaluate the extent of the Asian situation, so I expect steady policy in the near term. The market, however, has priced in an easing - or lowering - of rates. I expect to keep the fund's average maturity neutral with that of its peers, giving me the flexibility to extend the fund's maturity if this easing outlook shifts and rates get more attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JONATHAN SHORT ON HIS
OUTLOOK FOR CALIFORNIA'S
ECONOMY AND FISCAL HEALTH:
"Over the past year, California's
economy has been incredibly
strong and helped to improve the
state's fiscal situation by providing
higher tax and other revenues.
While it shows no immediate signs
of slowing down, the state's economy
could be somewhat vulnerable to
prolonged economic weakness in
Asia. Trade-related commerce with
the Far East accounts for a
significant portion of California's
gross state product and prolonged
weakness in Asia could curtail the
state's economic growth rate.
However, I believe that if Asia's
problems get no worse, the effects
on California will be minimal.
Another challenge which bears
watching is El Nio. Depending on
the duration and severity of the
effects of that weather system, the
state could face substantial
clean-up bills. Whether or not
storm-related expenditures hurt the
state's fiscal condition will ultimately depend on how much damage is done and how much federal aid is provided to help offset the costs."

(solid bullet) General obligation bonds (GOs) made up the fund's largest sector concentration at 25.1% of investments at the end of the period. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue including taxes.
FUND FACTS
GOAL: high current tax-free
income for California
residents
FUND NUMBER: 091
TRADING SYMBOL: FCTFX
START DATE: July 7, 1984
SIZE: as of February 28, 1998,
more than $1.2 billion
MANAGER: Jonathan Short,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1990
(checkmark)
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            2/28/98            8/31/97            2/28/97

  0 - 30    65                 74                 71

 31 - 90    15                 16                 5

 91 - 180   14                 0                  21

181 - 397   6                  10                 3

WEIGHTED AVERAGE MATURITY
                                2/28/98   8/31/97   2/28/97

SPARTAN CALIFORNIA MUNICIPAL    44 DAYS   45 DAYS   40 DAYS
MONEY MARKET FUND

ALL TAX-FREE                    40 DAYS   46 DAYS   40 DAYS
MONEY MARKET FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1998  AS OF AUGUST 31, 1997

Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 17.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 18.0
Row: 1, Col: 5, Value: 61.0
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 20.0
Row: 1, Col: 5, Value: 65.0
Variable rate demand
notes (VRDNs) 61%
Commercial paper 18%
Tender bonds 2%
Municipal notes 17%
Other 2%

Variable rate demand
notes (VRDNs) 65%
Commercial paper 20%
Tender bonds 3%
Municipal notes 12%
Other 0%

*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENTS FEBRUARY 28, 1998
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - 99.0%
Azusa Multi-Family Hsg. Rev. (Pacific Glen Apt. Proj.)
Series 1994, 3.50% (Continental Casualty Co.
Guaranteed) VRDN $ 4,600 $ 4,600
Barstow Multi-Family Hsg. Rev. (Rimrock Village Apt.
Proj.) Series 1996, 3.25%, LOC Federal Home Loan
Bank, VRDN (b)  3,000  3,000
Berkeley Unified School Dist. (Alameda Co.)
TRAN 4.25% 6/30/98  5,500  5,506
California Econ. Dev. Auth. Ind. Dev. Rev., VRDN:
(Calco, LLC Proj.) Series 1997, 3.50%, LOC Wells
 Fargo Bank, NA  1,200  1,200
 (Joseph Schmidt Proj.) Series A, 3.40%, LOC Banque
 Nationale de Paris (b)  2,000  2,000
 (Kuhnash Properties III, LLC/Arkay Plastics, CA, LLC Proj.)
 Series 1997, 3.35%, LOC PNC Bank, Ohio (b)  1,500  1,500
California Edl. Facs. Auth. Rev. (Foundation for Edl.
Achievement) Series 1996A, 3.25% LOC Banque
Nationale de Paris, VRDN  2,500  2,500
California Gen. Oblig.:
CP:
 3.65% 3/5/98   5,300  5,300
  3.65% 3/11/98  10,200  10,200
  3.70% 3/11/98  8,200  8,200
  3.40% 3/27/98  8,400  8,400
  3.45% 3/31/98  24,500  24,500
  3.45% 4/6/98  4,200  4,200
  3.50% 4/6/98   3,400  3,400
  3.40% 4/7/98  2,500  2,500
  3.55% 4/7/98  6,400  6,400
  3.40% 4/9/98   5,000  5,000
  3.30% 4/16/98  18,200  18,200
  3.30% 4/17/98   5,800  5,800
  3.35% 4/17/98  16,000  16,000
  3.25% 4/20/98  14,000  14,000
 Participating VRDN (c):
 Series 1996 L, 3.56% (FGIC Insured) (Liquidity Facility
  Caisse des Depots et Consignations)   17,075  17,075
  Series CR-153D, 3.46% (Liquidity Facility Citibank, NY)   1,555
1,555
  Series FR-23, 3.90% (Liquidity Facility Bank of New York)  895  895
  Series SG-84, 3.41% (Liquidity Facility Societe Generale)   4,200
4,200
  Series SG-85, 3.41% (Liquidity Facility Societe Generale)   10,500
10,500
 RAN Series 1997, 4.50% 6/30/98  11,245  11,271
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy.:
Participating VRDN (c):
  Series 1994 H, 3.56% (AMBAC Insured)
  (Liquidity Facility Citibank) (b) $ 6,700 $ 6,700
  Series 1994-1, 3.56%
  (Liquidity Facility State Street Bank & Trust Co.) (b)  10,642
10,642
  Series 1996 C1, 3.51%
  (Liquidity Facility Bank of America) (b)  1,925  1,925
  Series 1996 C2, 3.51%
  (Liquidity Facility Bank of America) (b)  4,075  4,075
  Series PA-90, 3.41%
  (Liquidity Facility Merrill Lynch & Co., Inc.) (b) 4,820 4,820 Series PT-14, 3.36%
  (Liquidity Facility Commerzbank, Germany)  6,250  6,250
  Series PT-40A, 3.41%
  (Liquidity Facility Commerzbank, Germany) (b)  1,300  1,300
  Series PT- 40B, 3.41% (Liquidity Facility Bayerische
  Hypotheken Wechsel) (b)  13,805  13,805
  Series PT-40C, 3.36% (Liquidity Facility Banque
  Nationale de Paris) (BPA Merrill Lynch & Co., Inc.)   2,790  2,790
  Series PT-40D, 3.41% (Liquidity Facility Banque
  Nationale de Paris) (BPA Merrill Lynch & Co., Inc.) (b)  10,180
10,180
  Series PT-56, 3.41% (BPA Merrill Lynch & Co., Inc.) (b)  1,360
1,360
  Series PT-68, 3.41%
  (Liquidity Facility Credit Suisse First Boston) (b) 3,780 3,780 California Hsg. Fin. Agcy. Home Mtg. Rev.:
Series 1998 C, 3.55% 2/1/99 (FGIC Insured) (b)  4,300  4,300
 Series 1998 E, 3.55% tender 3/12/99 (b)  14,500  14,500
California Hsg. Fin. Agcy. Mtg. Rev. Bonds Series 1996-J,
3.95%, tender 8/3/98 (FGIC Insured) (b)  10,500  10,500
California Hsg. Fin. Agcy Multi-Family Hsg. III VRDN:
 Series B, 3.50%, LOC Morgan Guaranty Trust Co.,
  NY, Credit Suisse First Boston (BK) (b)  8,200  8,200
  Series C, 3.50%, LOC Morgan Guaranty Trust Co.,
  NY, Credit Suisse First Boston (BK) (b)  10,430  10,430
California Hsg. Fin. Agcy. Single Family Mtg. Bonds
Series 1997 B, 3.70%, tender 4/1/98 (Morgan Stanley
Flex Agreements Guaranteed) (b)  5,400  5,400
California Poll. Cont. Fin. Auth.:
(Atlantic Richfield Co.) Series 1994A, 3.70%, VRDN (b)  1,900  1,900
 (Pacific Gas & Elec. Co.):
 VRDN:
  Series 1996 A, 3.20%, LOC Swiss Bank Corp. (b)  7,500  7,500
   Series 1996 B, 3.10%, LOC Rabobank Nederland (b) 7,400 7,400 Series 1997 D, 3.35% (b) 2,500 2,500
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Poll. Cont. Fin. Auth.: - continued
 (Pacific Gas & Elec. Co.):
  Bonds Series 1996E, CP mode:
  3.70% 3/12/98, LOC Morgan Guaranty Trust Co., NY $ 3,300 $ 3,300
   3.10% 4/3/98, LOC Morgan Guaranty Trust Co., NY  8,200  8,200
   3.40% 4/8/98, LOC Morgan Guaranty Trust Co., NY 6,000 6,000 (Santa Clara Valley Disp. Proj.) Series 1997A, 3.15%,
 LOC Bank of America Nat'l. Trust & Savings,
 San Francisco, VRDN (b)  4,300  4,300
 (Taormina Ind. Inc. Proj.) Series 1996 A, 3.85%,
 LOC Sanwa Bank Ltd., VRDN (b)  3,100  3,100
California Poll. Cont. Fin. Auth. Solid Waste Disp. Rev.,
VRDN:
 (Athens Disp. Co. Proj.) Series 1995, 3.20%, LOC Wells
  Fargo Bank of San Francisco (b)  7,745  7,745
  (Browning-Ferris Ind.) Series A, 3.30%, LOC Texas
  Commerce Bank NA, Houston (b)  10,000  10,000
  (EDCO Disposal) Series 1996 A, 3.20%,
  LOC Wells Fargo Bank, NA (b)  7,500  7,500
  (Shell Oil Co. Martinez Proj.) Series 1994 A, 3.60% (b)  1,700
1,700
California Public Works Board Lease Rev. (Dept. of Corrections):
 Rfdg. Series 1997 A, 4.50% 11/1/98  5,358  5,380
  Series 1997 B, 4.50% 9/1/98  3,000  3,009
  Series 1997 C, 4.75% 9/1/98  3,000  3,013
California School Cash Reserves Prog. TRAN Series1997,
4.75%, 7/2/98 (AMBAC Insured)  38,500  38,611
California Statewide Commty. Dev. Auth. Rev., VRDN:
(Biocol Investments) 3.65%, LOC Union Bank of California (b)  900  900
 (Bro-Co Gen. Partnership Proj.) Series 1990, 3.15%,
 LOC California Teachers Retirement Sys. (b)  3,640  3,640
 (Covenant Retirement Commty. Inc.):
 Series 1995, 3.25%, LOC LaSalle Bank  3,900  3,900
  3.25%, LOC LaSalle Nat'l. Bank  7,800  7,800
 (Duke, Inc. Proj.) Series 1996 E, 3.40%,
 LOC Wells Fargo Bank, N.A. (b)  1,410  1,410
 (Jaygee Realty Co.) Series 1992, 3.70%,
 LOC Union Bank of California (b)  300  300
 (K.U.M. Ltd. Proj.) Series 1992, 3.65%,
 LOC Union Bank of California (b)  2,200  2,200
 (Michigan Hanger Ind. Proj.) Series 1992, 3.65%,
 LOC Union Bank of California (b)  600  600
 (Northwest Pipe & Casing Co. Proj.) Series 1990, 3.15%,
 LOC California Teachers Retirement Sys. (b)  3,250  3,250
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Rev., VRDN: - continued
 (Rapelli of California Proj.) 3.15%,
 LOC California  Teachers Retirement Sys. (b) $ 2,500 $ 2,500
 (Rix Ind. Proj.) Series 1996 I, 3.30%,
 LOC Wells Fargo Bank N.A. (b)  1,920  1,920
 (Santa Cruz-Wilson Entities Ltd Proj.) Series 1993, 3.65%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)  1,500  1,500
 (Sunclipse, Inc.):
 (Alhambra Proj.) Series 1989, 3.15%,
  LOC California Teachers Retirement Sys. (b)  3,200  3,200
  (Union City Proj.) Series 1989, 3.15%,
  LOC California Teachers Retirement Sys. (b)  2,135  2,135
 (Watt Four, LLC) 4.20%, LOC Sanwa Bank Ltd., Japan (b) 900 900 California Statewide Commty. Dev. Auth. Ind. Dev. Rev.,
VRDN:
 (American River Packaging) 3.20%, LOC California
  Teachers Retirement Sys. (b)  1,745  1,745
  (Levecke, LLC Proj.) Series 1996 H, 3.65%,
  LOC Union Bank of California (b)  2,500  2,500
  (Lynwood Enterprises, LLC Proj.) Series 1997 D,
  3.30%, LOC Fleet National Bank (b)  2,000  2,000
  (Propak-Ca. Corp. Proj.) Series 1994 B, 3.15%,
  LOC California Teachers Retirement Sys. (b)  2,265  2,265
  (Setton Prop. Inc. Proj.) Series 1995 E, 3.30%,
  LOC Wells Fargo Bank of San Francisco (b)  860  860
California Statewide Commty. Dev. Auth. Multi-Family Hsg.
Rev., VRDN:
 (Canyon Creek Apts.) Series 1995 C, 3.15%
  (FNMA Guaranteed) (b)  1,300  1,300
  (Sunrise of Danville Proj.) 3.50%, LOC Heller Fin., Inc., Commerzbank, AG (b) 6,165 6,165
California Veterans Participating VRDN,
Series PA-315, 3.41% (FSA Insured) (Liquidity Facility
Merrill Lynch & Co. Inc.) (b)(c)  3,270  3,270
Camarillo Multi-Family Hsg. Auth. Rev. (Hacienda de
Camarillo Proj.) Series 1996, 3.25%
(FNMA Guaranteed) VRDN (b)  10,520  10,520
Central Valley School Fin. Auth. TRAN Series 1997,
4.50% 8/27/98  6,100  6,118
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec. Co.):
Bonds, CP mode:
 Series C, 3.60% 4/9/98 (b)  3,000  3,000
  Series D, 3.50% 5/15/98 (b)  6,500  6,500
  Series E, 3.50% 5/15/98 (b)  2,500  2,500
 Series B, 3.30%, VRDN (b)  9,800  9,800
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Clovis Unified School Dist. TRAN (Fresno County)
4.25% 6/30/98 $ 3,100 $ 3,104
Contra Costa County Multi-Family Hsg. Rev., VRDN:
(Del Norte Place Apt.) Series 1994 A, 4%,
 LOC Sumitomo Bank Ltd. (b)  3,800  3,800
 (Park Regency) Series A, 4.10%,
 LOC Sumitomo Bank (b)  2,800  2,800
Contra Costa County Wtr. Dist. Participating VRDN,
Series SGA-24, 3.35% (Liquidity Facility Societe
Generale, France) (c)  6,425  6,425
Covina Redev. Agcy. Multi-Family Hsg. Rev. (Shadowhills
Apt. Proj.) Series 1994 A, 3.50% (Continental Casualty
Co. Guaranteed) VRDN  500  500
East Bay Muni. Util. Dist. Series 1988, 3.40% 4/14/98
(Liquidity Facility West Deutsche Landesbank
Gironzentrale) CP  1,800  1,800
Emeryville Redev. Agcy. Multi-Family Hsg. (Emerybay Apts. II)
3.25%, LOC Bank of America NT & SA, VRDN (b)  16,940  16,940
Escondido Commty. Dev. Commission Rev. (Escondido
Promenade Proj.) 3.20%, LOC Bank of America
NT & SA, VRDN (b)  1,200  1,200
Fairfield Ind. Dev. Auth. (Meyer Cookware Ind. Proj.) 3.35%,
LOC Banque Nationale de Paris, VRDN (b)  4,400  4,400
Fairfield Ind. Dev. Auth. Ind. Dev. Rev. 3.40%,
LOC Wells Fargo Bank, N.A., VRDN (b)  1,800  1,800
Fillmore (Water Improvement Proj.) Series 1997, 3.60%,
LOC Union Bank of California, VRDN  1,545  1,545
Fremont Multi-Family Hsg. Rev. (Treetops Apts.)
Series 1996 A, 3.25% (FNMA Guaranteed) VRDN (b)  6,000  6,000
Fremont TRAN (Almeda Co.) 4.25% 7/1/98  4,205  4,210
Fresno County Gen. Oblig. TRAN 4.25% 7/1/98  9,400  9,415
Garden Grove Hsg. Auth. Multi-Family Hsg. Rev., VRDN:
(Cal-Malabar Apts.) Series 1997 A, 3.40%
 (FNMA Guaranteed)  4,400  4,400
 (Valley View Sr. Villas Proj.) Series1990 A, 3.25%,
 LOC Wells Fargo Bank N.A. (b)  6,200  6,200
Huntington Park Multi-Family Rev. (Casa Rita Apts.)
Series 1994 A, 3.25%, LOC Wells Fargo
Bank, NA, VRDN (b)  4,200  4,200
Kern County Gen. Oblig. TRAN 4.75% 10/1/98  4,200  4,220
Lassen Muni. Util. Dist. Rev. Rfdg. Series 1996 A,
3.35% (FSA Insured) (Liquidity Facility Credit Local
de France) VRDN (b)  6,175  6,175
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
LaVerne Ind. Dev. Auth. Rev. (Paper-Pak Products, Inc. Proj.)
3.60%, LOC Nationsbank of Texas, VRDN (b) $ 5,855 $ 5,855
Livermore Multi-Family Mtg. Rev. (Portola Meadows Apts.)
Series 1989 A, 3.20%, LOC Bank of America
NT & SA, VRDN (b)  4,800  4,800
Loma Linda Multi-Family Hsg. Rev. (Loma Linda Springs Apts.)
Series 1989, 3.10%, VRDN (b)  700  700
Long Beach Gen. Oblig. TRAN Series 1997-98,
4.50% 10/8/98  2,000  2,008
Long Beach Harbor Dept. Series A, (Liquidity Facility
Canadian Imperial Bank of Commerce) CP:
 3.70% 3/6/98 (b)  4,900  4,900
  3.50% 4/8/98 (b)  5,000  5,000
Long Beach Harbor Participating VRDN, Series SG-73,
3.41% (Liquidity Facility Societe Generale, France) (b)(c)  5,880
5,880
Los Angeles Commty. Redev. Agcy. Multi-Family Hsg. Rev.,
VRDN:
 (Academy Village Apts. Proj.) Series 1989 A, 3.05%,
  LOC Swiss Bank Corp. (b)  5,000  5,000
  (Grand Promenade Proj.) Series 1985, 3.10%  3,200  3,200
  (Promenade Towers) 3.05%, VRDN  2,900  2,900
Los Angeles County Capital Asset Leasing Corp.
LOC Bayerische Landesbank Gironzentrale,
Morgan Guaranty Trust Co., CP:
 3.40% 4/6/98   4,300  4,300
  3.40% 4/7/98  5,250  5,250
Los Angeles County Gen. Oblig. TRAN 4.50% 6/30/98  65,770  65,905
Los Angeles County Ind. Dev. Auth. (Caitac & Jae Proj.)
3.65%, LOC Union Bank of California, VRDN (b)  2,470  2,470
Los Angeles County Local Edl. Agcy. Ctfs. of Prtn. TRAN
Series B, 4.50% 9/30/98  1,500  1,508
Los Angeles County Metropolitan Trans. Auth.:
 Series A, 3.45% 4/8/98, LOC Bayerische
 Landesbank Gironzentrale, Canadian Imperial
 Bank of Commerce, CP  1,000  1,000
 Participating VRDN (c):
 Series 1998E, 3.40% (Liquidity Facility Corestates Bank)   10,975
10,975
  Series SGB-2, 3.40% (Liquidity Facility Societe Generale)   10,200
10,200
  Series SGB-3, 3.40% (Liquidity Facility Societe Generale)   10,570
10,570
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Los Angeles County Multi-Family Hsg. Rev., VRDN:
(Malibu Meadows Proj.) Series 1991 A, 4.20%,
 LOC Sumitomo Bank Ltd. $ 11,700 $ 11,700
 (Malibu Meadows II Proj.) Series 1991 B, 4.20%,
 LOC Sumitomo Bank Ltd.  6,200  6,200
 (Meadowridge Apt. Proj.) Series 1994 B, 3.50%
 (Continental Casualty Co. Guaranteed)   4,000  4,000
 (Park Sierra Apt. Proj.) 2.80%,
 LOC Citibank, N.A. (b)  20,200  20,200
Los Angeles Dept. of Arpts. Rev. Rfdg. (Los Angeles Int'l. Arpt.) Series A, 4% 5/15/98 6,400 6,404
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.
3.55% 4/9/98 LOC Bank of Nova Scotia,
Toronto-Dominion Bank, CP  2,800  2,800
Los Angeles Gen. Oblig. TRAN 4.50% 6/30/98  11,400  11,424
Los Angeles Hbr. Dept. Participating VRDN (c):
Series 1996 B, 3.55% (BPA Bank of New York) (b)  19,800  19,800
Series SG-59, 3.41% (Liquidity Facility Societe Generale)
 (MBIA Insured) (b)  8,950  8,950
Los Angeles Ontario Int'l. Arpt. Participating VRDN,
Series SG-61, 3.41% (Liquidity Facility Societe
Generale France) (b)(c)  2,600  2,600
Los Angeles Unified School Dist. TRAN:
Series 1997-98, 4.50% 7/1/98  15,500  15,534
 4.50% 10/1/98  4,500  4,522
Los Angeles Wastewtr. Rev. Participating VRDN,
Series SGA-26, 3.35% (Liquidity Facility
Societe Generale) (c)  15,970  15,970
Los Angeles Wastewtr. Sys. Rev., LOC Morgan Guaranty
Trust Co., NY, Union Bank of Switzerland, CP:
3.45% 4/8/98   8,400  8,400
 3.45% 5/12/98  5,800  5,800
Los Rios Commty. College Dist. TRAN 4.75% 12/30/98 10,000 10,091 Monterey Ind. Dev. Auth. Rev. (Slautterback Corp. Proj.)
Series 1996 A, 3.25%, LOC Bayerische
Vereinsbank, VRDN (b)  2,000  2,000
Newark Ind. Dev. Auth. Rev. (Gas Tech Proj.) Series 1989 A,
3.45%, LOC Union Bank of Switzerland, VRDN (b)  3,000  3,000
Northern California Pwr. Transmission Agcy. Participating
VRDN, Series 1998 3.45% (MBIA Insured)
LOC Bank of New York, NA (c)  5,600  5,600
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Oceanside Multi-Family Hsg. Rev. (Lakeridge Apt. Proj.)
Series1994, 3.45% (Continental Casualty Co.
Guaranteed) VRDN $ 6,000 $ 6,000
Ontario Ind. Dev. Auth. Rev. (Safari Land Proj.) Series 1989,
3.15%, LOC Bank of America, VRDN (b)  3,200  3,200
Orange County Apt. Dev. Rev.:
Participating VRDN (c):
 Series JT 1996 A, 3.56%, LOC Citibank (b)  10,900  10,900
  Series JT 1996 B, 3.46%, LOC Citibank   12,700  12,700
 VRDN:
  (Alicia Viego Proj.) Series 1986 A, 3.65%,
  LOC Bank of Tokyo-Mitsubishi, Ltd. (b)  3,460  3,460
  (Foothill Oaks Apts. Proj.) Series 1989 B, 3.30%,
  LOC Bank of America NT & SA (b)  12,400  12,400
  (Frost Construction Proj.) Series 1985 B, 3.15%,
  LOC Wells Fargo Bank, NA  2,000  2,000
  (Hidden Hills Apts.) Series 1985 U-C, 3.30%,
  LOC Chase Manhattan Bank  13,600  13,600
  (Laguna Summit Apts.) Series 1985 X, 3.30%,
  LOC Chase Manhattan Bank  8,500  8,500
  (Monarch Bay Apt. Proj.) Series 1985 T, 3.50%,
  LOC Bank of Tokyo-Mitsubishi Bank, Ltd.  14,000  14,000
  (Vista Verde Apt. Proj.) Series 1988 A, 3.20%,
  LOC Wells Fargo Bank, NA (b)  12,050  12,050
  (Wood Canyon Villas) Series 1991 B, 3.15%,
  LOC Bank of America NT & SA (b)  6,800  6,800
  (Yorba Linda Assoc.) Series 1985 D, 3.75%,
  LOC Bank of Tokyo-Mitsubishi, Ltd.  15,100  15,100
Orange County Hsg. Auth. Apt. Dev. Rev.
(Costa Mesa Partners) Series 1985-BB, 3.20%,
LOC Chase Manhattan Bank, VRDN  6,600  6,600
Orange County Ind. Dev. Rev. (Control Air Conditioning
Corp./Ellis Enterprises) Series 1997, 3.50%,
LOC California Teachers Retirement Sys., VRDN  1,000  1,000
Orange County Local Trans. Auth. Participating VRDN
Series 1997, 3.45% (Liquidity Facility Bank of
New York, NA) (c)  4,400  4,400
Pleasant Hill Redev. Agcy. Multi-Family Hsg. Rev.
(Chateau III Proj.) Series 1996 A, 3.30%,
LOC Commerzbank, Germany, VRDN (b)  1,460  1,460
Rancho Wtr. Dist. Fin Auth. Participating VRDN,
3.38% (Liquidity Facility Societe Generale, France) (c) 8,750 8,750 Riverside County Gen. Oblig. TRAN 4.50% 6/30/98 6,200 6,211 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Riverside County Hsg. Auth. Multi-Family Hsg., VRDN:
(Polk Apt. Proj.) Series 1985 O, 2.95% $ 3,690 $ 3,690
 (Tyler Village Proj.) Series 1986 A,  3.10%,
 LOC Chase Manhattan Bank (b)  3,900  3,900
Riverside County Ind. Dev. Auth. (Merrick Engineering, Inc.)
3.50%, LOC Wells Fargo Bank, NA, VRDN (b)  1,320  1,320
Sacramento County Arpt. Sys. Rev. Participating VRDN (c):
Series SG-8, 3.40%
 (Liquidity Facility Societe Generale, France)   8,685  8,685
 Series SGA-33, 3.35%
 (Liquidity Facility Societe Generale, France)   5,810  5,810
Sacramento County Gen. Oblig. TRAN 4.50% 9/30/98 5,770 5,793 Sacramento Hsg. Auth. Multi-Family Hsg. Rev. (Chesapeake
Commons Holdings, Inc.) Series 1997 A, 3.25%,
LOC Bank One, Arizona, NA, VRDN (b)  3,000  3,000
San Bernardino County Hsg. (Alta Park Apts.)
Series P, 4.10%, LOC Sumitomo Bank, Ltd., VRDN  5,100  5,100
San Bernardino County Ind. Dev. Auth. Rev., VRDN:
(McClain Citrus Inc. Proj.) 3.15%,
 LOC California Teachers Retirement Sys. (b)  2,900  2,900
 (N.R.I., Inc.) Series 1989, 3.15%,
 LOC California Teachers Retirement Sys. (b)  1,575  1,575
 (W&H Voortman Inc. Proj.) Series 1989, 3.15%,
 LOC California Teachers Retirement Sys (b)  2,420  2,420
San Diego County Wtr. Auth. Series 1, 3.40% 4/9/98
(Liquidity Facility Bayerische Landesbank Girozentrale) CP  4,000
4,000
San Diego Hsg. Auth. Multi-Family Hsg. Rev., VRDN:
Rfdg. (Coral Pointe Apt. Proj.) Series 1993A, 3.50%
 (Continental Casualty Guarenteed)  5,000  5,000
 (Paseo Point Apt.) Series 1994 A, 3.10%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.  5,950  5,950
San Diego Ind. Dev. Participating VRDN, Series 1997,
3.45% (Liquidity Facility Bank of New York, NY) (c) 12,000 12,000 San Diego Multi-Family Hsg. Rev. (University Town
Ctr. Apts.) 2.65%, LOC Bank of America, VRDN  2,000  2,000
San Diego Regional Trans. Commty. Sales Tax Rev.
Participating VRDN, Series BTP-185, 3.40%
(Liquidity Facility Bankers Trust Company, NY) (c)  4,920  4,920
San Francisco City & County Int'l Arpt. Commty. Series A, CP:
 3.45% 3/6/98 LOC Bayerische Landesbank
 Gironzentrale, Morgan Guaranty Trust Co., NY (b)  3,115  3,115
 3.40% 5/7/98 LOC Bayerische Landesbank Girozentrale,
 Morgan Guaranty Trust Co., NY (b)  3,600  3,600
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
San Francisco City & County Parking Meter Rev. Auth.
Participating VRDN, Series 1996 A, 3.36%
(Liquidity Facility Bank of America NT & SA) (c) $ 7,175 $ 7,175
San Francisco City & County Participating VRDN (c):
Series 1996 AA2, 3.46%
 (Liquidity Facility Bank of America NT & SA)   1,740  1,740
 Series 1996 AA3, 3.46% (FGIC Insured)
 (Liquidity Facility Bank of America NT & SA)   4,210  4,210
 Series 1996 AA4, 3.46%
 (Liquidity Facility Bank of America NT & SA)   4,450  4,450
San Francisco City & County Redev. Agcy. Mtg. Rev.
Participating VRDN, Series PT-125,  3.36% 7/1/24
(Liquidity Facility Merrill Lynch & Co., Inc.) (c)  3,220  3,220
San Francisco City & County Redev. Prog. Participating VRDN,
Series 1997T, 3.46% (Liquidity Facility Caisse des
Depots et Consigns) (c)  2,500  2,500
San Jose Multi-Family Hsg. Rev., VRDN:
(Almaden Lake Village Apt. Assoc.) Series 1997 A, 3.20%,
 LOC Bank of America (b)  4,700  4,700
 (Siena at Renaissance Square) Series 1996 A, 3.20%,
 LOC Bank One Arizona, N.A (b)  11,000  11,000
 (Somerset Park Apts.) Series 1987 A, 3.10%,
 LOC Bank of America, NT & SA (b)  3,900  3,900
San Leandro Multi-Family Hsg. Rev. (Carlton Plaza) 3.30%,
LOC Commerzbank, AG, VRDN (b)  5,000  5,000
San Luis Obispo Gen. Oblig. TRAN 4.50% 7/8/98  2,500  2,505
Santa Barbara Schools Fing. Auth. TRAN Series 1997,
4.25% 6/30/98  9,000  9,011
Santa Clara County Gen. Oblig. TRAN 4.75% 10/1/98 10,350 10,414 Santa Rosa Multi-Family Hsg. (Quail Run Apts.) Series 1997 A,
3.30%, LOC U.S. Bank of Washington, VRDN (b)  5,850  5,850
Simi Valley Multi-Family Hsg. Rev. (Lincoln Wood Ranch Apt.)
4.20% LOC Sumitomo Bank, Ltd., VRDN  3,800  3,800
Southern California Metropolitan Wtr. Dist.:
 Series A, 3.30% 4/3/98, CP  1,800  1,800
 Series B, CP:
  3.65% 3/10/98 (Liquidity Facility Westdeutsche
  Landesbank Gironzentrale)  10,000  10,000
  3.30% 4/3/98 (Liquidity Facility Westdeutsche
  Landesbank Gironzentrale)  2,000  2,000
  3.40% 4/6/98 (Liquidity Facility Westdeutsche
  Landesbank Gironzentrale)   1,000  1,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Southern California Metropolitan Wtr. Dist.: - continued
 Series B, CP:
  3.40% 4/8/98 (Liquidity Facility WestDeutsche
  Landesbank Gironzentrale)  $ 1,000 $ 1,000
  3.45% 4/8/98 (Liquidity Facility WestDeutsche
  Landesbank Gironzentrale)   2,000  2,000
 Participating VRDN, Series PT-1011, 3.36%
 (Liquidity Facility Merrill Lynch & Co., Inc.) (c) 12,750 12,750 Southern California Pub. Pwr. Auth. Participating VRDN,
Series SG-35, 3.38% (Liquidity Facility Societe
Generale, France) (c)  1,000  1,000
Torrance Hospital Rev. (Little Co. of Mary Hosp.-
Torrance Mem. Med Ctr.) Series 1992, 3.25%,
LOC Chase Manhattan Bank, VRDN  6,800  6,800
University of California Rev.:
Rfdg. Participating VRDN, Series 1997 G, 3.40%
 (Liquidity Facility Corestates Bank) (c)  20,000  20,000
 Series A, 3.65% 4/8/98, CP  12,500  12,500
Vallejo Multi-Family Hsg. Rev. (Hillside Terrace Apts./Vallejo Hillside Assoc.) Series 1997 A, 3.40% (FNMA Guaranteed)
VRDN (b)  1,725  1,725
Vista Ind. Dev. Auth. Rev. (Desalination Sys., Inc.) Series 1995, 3.50%, LOC Wells Fargo Bank N.A., VRDN (b) 6,170 6,170
  1,333,394
PUERTO RICO - 1.0%
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating
VRDN, Series SGA-43, 3.35% (Liquidity Facility Societe
Generale France) (c)  5,700  5,700
Puerto Rico Infrastructure Fin. Auth.
Participating VRDN, Series 1997 A, 3.30%
(Liquidity Facility CoreStates Bank) (c)  7,100  7,100
  12,800
TOTAL INVESTMENTS - 100%     $1,346,194
Total Cost for Income Tax Purposes   $ 1,346,194
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At February 28, 1998, the fund had a capital loss carryforward of approximately $622,000 of which $582,000 and $40,000 will expire on February 28, 2003 and 2006, respectively.
(unaudited) During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 40.49% of the fund's income dividends was subject to the federal alternative minimum tax. SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) FEBRUARY 28, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                         $ 1,346,194
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                           11,741

 TOTAL ASSETS                                                                 1,357,935

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                           $ 123

PAYABLE FOR INVESTMENTS PURCHASED                                    1,578

SHARE TRANSACTIONS IN PROCESS                                        2,868

DISTRIBUTIONS PAYABLE                                                75

ACCRUED MANAGEMENT FEE                                               521

OTHER PAYABLES AND ACCRUED EXPENSES                                  15

 TOTAL LIABILITIES                                                            5,180

NET ASSETS                                                                   $ 1,352,755

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 1,353,380

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (625)

NET ASSETS, FOR 1,353,376 SHARES OUTSTANDING                                 $ 1,352,755

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                      $1.00
SHARE ($1,352,755 (DIVIDED BY) 1,353,376 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED FEBRUARY 28, 1998

INTEREST INCOME                                                   $ 48,954

EXPENSES

MANAGEMENT FEE                                          $ 6,697

NON-INTERESTED TRUSTEES' COMPENSATION                    7

 TOTAL EXPENSES BEFORE REDUCTIONS                        6,704

 EXPENSE REDUCTIONS                                      (728)     5,976

NET INTEREST INCOME                                                42,978

NET REALIZED GAIN (LOSS) ON INVESTMENTS                            (33)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 42,945

OTHER INFORMATION                                                 $ 8
EXPENSE REDUCTIONS
CUSTODIAN CREDITS

 TRANSFER AGENT CREDITS                                            48

 FMR REIMBURSEMENT                                                 672

                                                                  $ 728

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                       YEAR ENDED     YEAR ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,
                                                           1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 42,978       $ 42,151
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                   (33)           9

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            42,945         42,160
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME      (42,978)       (42,151)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE    1,481,851      1,487,179
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME     42,120         41,201

 COST OF SHARES REDEEMED                                    (1,515,041)    (1,491,837)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           8,930          36,543
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   8,897          36,552

NET ASSETS

 BEGINNING OF PERIOD                                        1,343,858      1,307,306

 END OF PERIOD                                             $ 1,352,755    $ 1,343,858


FINANCIAL HIGHLIGHTS
      YEARS ENDED           YEAR ENDED     YEARS ENDED
      FEBRUARY 28,          FEBRUARY 29,   FEBRUARY 28,

      1998           1997   1996           1995           1994


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
OF PERIOD

INCOME FROM INVESTMENT              .032      .031      .035      .030      .024
OPERATIONS
 NET INTEREST INCOME



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.032)    (.031)    (.035)    (.030)    (.024)

NET ASSET VALUE, END OF PERIOD     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN A, B                   3.26%     3.18%     3.60%     3.00%     2.45%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 1,353   $ 1,344   $ 1,307   $ 1,163   $ 1,065
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE        .45% C    .35% C    .31% C    .28% C    .21% C
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .45%      .34% D    .31%      .28%      .21%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     3.21%     3.14%     3.55%     2.96%     2.42%
AVERAGE NET ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998         PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS    YEARS

FIDELITY CA MUNI MONEY MARKET           3.07%    14.52%   41.95%

CALIFORNIA TAX-FREE                     3.01%    14.59%   42.25%
 MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 55 money market funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998         PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS    YEARS

FIDELITY CA MUNI MONEY MARKET           3.07%    2.75%    3.57%

CALIFORNIA TAX-FREE                     3.01%    2.76%    3.58%
 MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                               3/2/98   12/1/97   9/1/97   6/2/97   3/3/97



CALIFORNIA MUNICIPAL           2.82%    3.19%     2.77%    3.23%    2.77%
 MONEY MARKET



CALIFORNIA TAX-FREE            2.73%    3.11%     2.81%    3.14%    2.74%
 MONEY MARKET FUNDS AVERAGE



CALIFORNIA MUNICIPAL           4.86%    5.50%     4.77%    5.56%    4.77%
 MONEY MARKET TAX-EQUIVALENT





Row: 1, Col: 1, Value: 2.82
Row: 1, Col: 2, Value: 2.73
Row: 2, Col: 1, Value: 3.19
Row: 2, Col: 2, Value: 3.11
Row: 3, Col: 1, Value: 2.77
Row: 3, Col: 2, Value: 2.81
Row: 4, Col: 1, Value: 3.23
Row: 4, Col: 2, Value: 3.14
Row: 5, Col: 1, Value: 2.77
Row: 5, Col: 2, Value: 2.74
4% -
3% -
2% -
1% -
0%
California Municipal
Money Market
California
Tax-Free Money
Market Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the California tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 41.95%. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
YIELDS ON TAX-FREE INVESTMENTS
ARE USUALLY LOWER THAN YIELDS
ON TAXABLE INVESTMENTS.
HOWEVER, A STRAIGHT
COMPARISON BETWEEN THE TWO
MAY BE MISLEADING BECAUSE IT
IGNORES THE WAY TAXES
REDUCE TAXABLE RETURNS.
TAX-EQUIVALENT YIELD - THE YIELD
YOU'D HAVE TO EARN ON A
SIMILAR TAXABLE INVESTMENT TO
MATCH THE TAX-FREE YIELD -
MAKES THE COMPARISON MORE
MEANINGFUL. KEEP IN MIND THAT
THE U.S. GOVERNMENT NEITHER
INSURES NOR GUARANTEES A
MONEY MARKET FUND. AND THERE
IS NO ASSURANCE THAT A MONEY
MARKET FUND WILL MAINTAIN A $1
SHARE PRICE.
(CHECKMARK)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Fidelity California Municipal Money Market Fund on November 1, 1997.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. Economic growth was strong throughout the year: Real gross domestic product - GDP adjusted for inflation - averaged 3.8% in 1997. In addition, unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation due to wage pressures. However, 1997 was different. The 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.7%, the slowest gain in that same 11-year time period. Several reasons are cited for this lack of inflation. Most notably, productivity improvements over the past few years have reduced the risk of inflationary pressures that had previously accompanied similar periods of low unemployment. Nevertheless, the Federal Reserve Board did raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March 1997. This move was seen as a preemptive strike against future inflation that was expected to emerge along with robust economic growth. Although economic strength persisted and the market expected another interest-rate hike, no signs of inflation arose - causing the Fed to hold off on raising rates further.
Q. WHAT HAPPENED AT THE END OF THE PERIOD?
A. In October, the financial crisis in Southeast Asia took center stage. This unusual turn of events shifted focus from growth in the domestic economy to the possible impact the Asian crisis might have on the economy in the U.S. and other parts of the world. The dollar appreciated markedly against many Asian currencies, making Asian imports to the U.S. less expensive and, consequently, suppressing inflation. Many market observers became concerned that the U.S. economy would slow significantly as exports to Asian countries declined. At the end of the period, the Fed shifted to a more neutral stance, giving itself flexibility to raise interest rates if inflation started to surface or lower rates if the spillover from the crisis in Asia significantly hurt the U.S. economy.
Q. WHAT WAS YOUR STRATEGY AS THIS UNFOLDED?
A. At the beginning of the period, the fund's average maturity was 38 days. For most of the year, the fund's investment focus was on the short end of the money market yield curve, as increased supply of these shorter-term securities made that part of the market attractive. However, the fund did participate in the one-year market during the summer when supply became more plentiful and yields factored in future interest-rate increases. Consequently, the fund's average maturity lengthened to 46 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1998, was 2.77%, compared to 2.76% 12 months ago. The latest yield was the equivalent of a 4.77% taxable yield for California investors in the 41.95% combined federal and state tax bracket. Through February 28, 1998, the fund's 12-month total return was 3.07%, compared to 3.01% for the California tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I see two possible scenarios going forward. Domestic growth might continue at the pace set in 1997, leading to an even tighter labor market. In this case, I think eventual wage increases would be passed on to the consumer - meaning inflation. On the other hand, the spillover from the Asian turmoil may significantly dampen growth in the U.S. and suppress inflation. I believe the Fed is waiting for more evidence to evaluate the extent of the Asian situation, so I expect steady policy in the near term. The market, however, has priced in an easing - or lowering - of rates. I expect to keep the fund's average maturity neutral with that of its peers, giving me the flexibility to extend the fund's maturity if this easing outlook shifts and rates get more attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for California
residents while maintaining a
stable $1.00 share price
FUND NUMBER: 097
TRADING SYMBOL: FCFXX
START DATE: July 7, 1984
SIZE: as of February 28, 1998,
more than $975 million
MANAGER: Diane McLaughlin,
since November 1997;
manager, various Fidelity and
Spartan municipal money
market funds; joined Fidelity
in 1992
(checkmark)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            2/28/98            8/31/97            2/28/97

  0 - 30    60                 75                 73

 31 - 90    20                 15                 4

 91 - 180   14                 0                  21

181 - 397   6                  10                 2

WEIGHTED AVERAGE MATURITY
                                 2/28/98   8/31/97   2/28/97

FIDELITY CALIFORNIA MUNICIPAL
MONEY MARKET FUND                46 DAYS   45 DAYS   38 DAYS

CALIFORNIA TAX-FREE
MONEY MARKET FUNDS AVERAGE*      40 DAYS   46 DAYS   40 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1998  AS OF AUGUST 31, 1997
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 17.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 24.0
Row: 1, Col: 5, Value: 55.0
Row: 1, Col: 1, Value: 11.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 22.0
Row: 1, Col: 4, Value: 65.0
Variable rate demand
notes (VRDNs) 55%
Commercial paper
(including commercial
paper mode) 24%
Tender bonds 2%
Municipal notes 17%
Other 2%

Variable rate demand
notes (VRDNs) 65%
Commercial paper
(including commercial
paper mode) 22%
Tender bonds 2%
Municipal notes 11%
Other 0%

*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENTS FEBRUARY 28, 1998
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - 98.4%
Alameda County Ind. Dev. Auth. Ind. Rev. Rfdg
(Longview Fibre Co.) Series 1988, 3.40%,
LOC ABN-AMRO Bank, VRDN $ 1,750 $ 1,750
Azusa Multi-Family Hsg. Rev. (Pacific Glen Apt. Proj.)
Series 1994, 3.50%, VRDN  4,200  4,200
Barstow Multi-Family Hsg. Rev.
(Rimrock Village Apt. Proj.) Series 1996, 3.25%,
LOC Federal Home Loan Bank, VRDN (b)  1,650  1,650
Berkeley Unified School Dist. (Almeda Co.)
TRAN 4.25% 6/30/98  3,500  3,504
California Econ. Dev. Fing. Auth. Rev. Ind. Dev. Rev. VRDN:
 (Joseph Schmidt Proj.) Series A, 3.40%,
  LOC Banque Nationale De Paris (b)  1,500  1,500
 (Kuhnash Properties III, LLC/Arkay Plastics, CA, LLC Proj.)
 Series 1997, 3.35%, LOC PNC Bank, Ohio (b)  1,000  1,000
California Gen. Oblig.:
 CP:
  3.15% 3/4/98  4,000  4,000
  3.65% 3/5/98   4,000  4,000
  3.70% 3/6/98   3,000  3,000
  3.65% 3/11/98  6,300  6,300
  3.40% 3/27/98  5,100  5,100
  3.45% 3/31/98  6,000  6,000
  3.45% 4/6/98   3,200  3,200
  3.50% 4/6/98   4,245  4,245
  3.40% 4/7/98   6,500  6,500
  3.55% 4/7/98   13,600  13,600
  3.40% 4/9/98   7,000  7,000
  3.30% 4/17/98   7,000  7,000
  3.40% 4/17/98   16,200  16,200
  3.45% 4/17/98   8,500  8,500
  3.25% 4/20/98   10,000  10,000
 Participating VRDN (c):
  Series 1996 L, 3.56% (FGIC Insured)
  (Liquidity Facility Caisse des Depots et Consignations)   7,650
7,650
  Series SG-84, 3.41% (Liquidity Facility Societe Generale)  1,800
1,800
  Series SGB-7, 3.40% (Liquidity Facility Societe Generale)  2,700
2,700
 RAN  Participating VRDN, Series FR-23, 3.90%
 (Liquidity Facility Bank of New York) (c)  1,000  1,000
 RAN Series 1997, 4.50% 6/30/98   9,130  9,156
California Home Fin. Agcy. Home Mtg. Rev.:
 Bonds Series 1998 E, 3.55%, tender 3/12/99 (b)  10,500  10,500
 Series 1998 C, 3.55% 2/1/99 (FGIC Insured) (b)  3,000  3,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Home Mtg. Rev. Bonds
Series 1996-J, 3.95%, tender 8/3/98 (FGIC Insured) (b) $ 6,500 $ 6,500
California Hsg. Fin. Agcy. Multi-Family Hsg. III Series B,
3.50%, LOC Morgan Guaranty Trust Co., NY, Credit
Suisse First Boston (BK) VRDN (b)  2,920  2,920
California Hsg. Fin. Agcy. Participating VRDN (c):
 Series 1994 H, 3.56% (AMBAC Insured)
 (Liquidity Facility Citibank) (b)  4,000  4,000
 Series 1994-1, 3.56%
 (Liquidity Facility State Street Bank & Trust Co.) (b) 6,525 6,525 Series 1996-C1, 3.51%
 (Liquidity Facility Bank of America) (b)  3,225  3,225
 Series PA-90, 3.41%
 (Liquidity Facility Merrill Lynch & Co., Inc.) (b) 1,710 1,710 Series PA-112, 3.41%
 (Liquidity Facility Merrill Lynch & Co. Inc) (b)  2,360  2,360
 Series PT-14, 3.36%
 (Liquidity Facility Commerzbank, Germany)  3,620  3,620
 Series PT-40A, 3.41%
 (Liquidity Facility Commerzbank, Germany) (b)  6,700  6,700
 Series PT-40B, 3.41%
 (Liquidity Facility Bayerische Hypotheken Wechsel) (b)  10,840
10,840
 Series PT-40C, 3.36% (Liquidity Facility Banque Nationale
 de Paris) (BPA Merrill Lynch & Co., Inc.)  5,575  5,575
 Series PT-40D, 3.41% (Liquidity Facility Banque Nationale
 de Paris) (BPA Merrill Lynch & Co., Inc.) (b)  60  60
 Series PT-56, 3.41% (Liquidity Facility Credit Suisse
 First Boston) (BPA Merrill Lynch & Co., Inc.) (b) 1,030 1,030 California Hsg. Fin. Agcy. Single Family Mtg. Bonds
Series 1997 B, 3.70%, tender 4/1/98
(Morgan Stanley Flex Agreements Guaranteed) (b) 3,210 3,210 California Poll. Cont. Fin. Auth. (Pacific Gas & Elec. Co.):
 Bonds, CP mode:
 Series 1996 D, 3.55% 5/20/98
  LOC Union Bank of Switzerland  12,100  12,100
  Series 1996 E, LOC  Morgan Guaranty Trust Co., NY:
  3.70% 3/12/98  5,000  5,000
   3.10% 4/3/98  5,000  5,000
   3.40% 4/8/98  6,100  6,100
 VRDN:
 Series 1996 A, 3.20%, LOC Swiss Bank Corp. (b)  5,400  5,400
  Series 1996 B, 3.10%, LOC Rabobank Nederland (b) 3,800 3,800 Series 1997 B, 3.60%, LOC Deutsche Bank, AG (b) 5,300 5,300
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Poll. Cont. Fin. Auth. Resource Recovery Rev., VRDN:
(Atlantic Richfield Co.) Series 1994A, 3.70% (b) $ 1,100 $ 1,100
 (Delano Proj.) Series 1991, 3.65%,
 LOC ABN-Amro Holdings, Algemene Bank (b)  1,400  1,400
 (Ultrapwr. Rocklin Proj.) Series 1988 A, 3.65%,
 LOC Bank of America (b)  1,400  1,400
California Poll. Cont. Fin. Auth. Solid Waste Disp. Rev., VRDN:
(Athens Disp. Co. Proj.) Series 1995, 3.20%,
 LOC Wells Fargo Bank of San Francisco (b)  1,890  1,890
 (EDCO Disposal) Series 1996 A, 3.20%,
 LOC Wells Fargo Bank, NA (b)  3,385  3,385
 (Sanifill Inc. Proj.) Series 1995 A, 3.25%,
 LOC California Teachers Retirement Sys. (b)  3,500  3,500
 (Shell Oil Co. Martinez Proj.):
  Series 1994 A, 3.60% (b)  1,600  1,600
  Series 1994 B, 3.60% (b)  900  900
 (Taormina Ind. Inc. Proj.) Series 1996 A, 3.85%,
 LOC Sanwa Bank Ltd. (b)  1,650  1,650
California Public Works Board Lease Rev. (Dept. of Corrections):
 Rfdg. Series 1997 A, 4.50% 11/1/98  3,572  3,586
 Series 1997 B, 4.50% 9/1/98  2,000  2,006
 Series 1997 C, 4.75% 9/1/98  2,000  2,008
California Statewide Commty. Dev. Auth. Enterprise Zone
Facs. Rev. (JTF Enterprises, LLC Proj.) Series 1996 A, 3.25%,
LOC Bank of America, VRDN  3,000  3,000
California Statewide Commty. Dev. Auth. Ind. Dev. Rev., VRDN:
(Carvin Corp.) 3.15%,
 LOC California Teachers Retirement Sys. (b)  2,420  2,420
 (Cordeiro Vault Co., Inc. Proj.) Series 1996 M, 3.20%,
 LOC California Teachers Retirement Sys. (b)  1,120  1,120
 (Levecke, LLC Proj.) Series 1996H, 3.65%,
 LOC Union Bank of California (b)  1,500  1,500
 (Lynwood Enterprises, LLC Proj.) Series 1997 D, 3.30%,
 LOC Fleet National Bank (b)  1,400  1,400
 (Pasco Scientific Proj.) 3.15%,
 LOC California Teachers Retirement Sys. (b)  2,475  2,475
 (Peets Coffee & Tea Inc.) Series 1995 E, 3.15%,
 LOC California Teachers Retirement Sys. (b)  1,560  1,560
 (Santa Cruz-Wilson Entities Ltd. Proj.) Series 1993, 3.65%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)  1,210  1,210
 (Setton Prop. Inc. Proj.) Series 1995 E, 3.30%,
 LOC Wells Fargo Bank of San Francisco (b)  2,590  2,590
 (Veriflo Corp. Proj.) Series 1996C, 3.20%,
 LOC ABN-AMRO (b)  1,800  1,800
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Ind. Dev. Rev., VRDN: -
continued
 (W&H Voortman Inc. Proj.) Series 1990, 3.20%,
 LOC California Teachers Retirement Sys. (b) $ 1,080 $ 1,080 California Statewide Commty. Dev. Auth. Rev., VRDN:
(Andercraft Prod. Inc.) Series 1989, 3.20%,
 LOC California Teachers Retirement Sys. (b)  650  650
 (Biocol Investments) 3.65%,
 LOC Union Bank of California (b)  600  600
 (Covenant Retirement Commty. Inc.):
 Series 1995, 3.25%, LOC LaSalle Nat'l. Bank  3,900  3,900
  Series 1996, 3.25%, LOC LaSalle Nat'l. Bank  10,100  10,100
 (Eurodesign Cabinets Inc. Proj.) 3.20%,
 LOC California Teachers Retirement Sys. (b)  900  900
 (Fibrebond West Inc. Proj.) Series 1996 N, 3.15%,
 LOC California Teachers Retirement Sys. (b)  6,000  6,000
 (Fulton Properties Ltd., Inc.) Series 1996F, 3.30%,
 LOC Wells Fargo Bank (b)  3,625  3,625
 (Grundfos Pumps Corp. Proj.) Series 1989, 3.15%,
 LOC California Teachers Retirement Sys. (b)  6,000  6,000
 (Instrument Specialties Co.) Series 1989, 3.15%,
 LOC California Teachers Retirement Sys. (b)  745  745
 (JDI Partners Proj.) 3.15%,
 LOC California Teachers Retirement Sys. (b)  1,500  1,500
 (Lansmont Corp. Proj.) Series 1996 G, 3.30%,
 LOC Wells Fargo Bank (b)  1,000  1,000
 (Lorber Ind. of California Proj.) Series 1992, 3.65%,
 LOC Union Bank (b)  600  600
 (Marcel & Margrit Shurman Proj.) 3.20%,
  LOC California Teachers Retirement Sys. (b)  1,725  1,725
 (Marko Prod. Inc. Proj.) Series 1992, 3.65%,
 LOC Union Bank (b)  430  430
 (Redline Synthetic Oil Corp.) 3.20%,
 LOC California Teachers Retirement Sys. (b)  1,065  1,065
 (Sys. Engineering & Mgmt. Co.) 3.20%,
 LOC California Teachers Retirement Sys. (b)  1,690  1,690
 (Watt Four, LLC) 4.20%,
 LOC Sanwa Bank Ltd., Japan (b)  500  500
 (Zarn Inc. Proj.) Series 1989, 3.20%,
 LOC California Teacher Retirement Sys. (b)  815  815
 (Zieman Manufacturing Co. Proj.) Series 1990, 3.20%,
 LOC California Teachers Retirement Sys. (b)  455  455
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Multi-Family Hsg.
Rev., VRDN:
 (Canyon Creek Apts.) Series 1995 C, 3.15%
  (FNMA Guaranteed) (b) $ 700 $ 700
  (Evapco, Inc.) Series 1996 K, 3.30%,
  LOC NationsBank (b)  1,415  1,415
  (Oakmont Stokton) Series 1997C, 3.50%,
  LOC Heller Financial Inc. (b)  5,960  5,960
  (Sunrise of Moraga) Series 1997G, 3.30%,
  LOC Heller Financial Inc. (b)  1,200  1,200
California TRAN (School Cash Reserves Prog.)
4.75%, 7/2/98 (AMBAC Insured)
(LOC Ind. Bank of Japan, LTD)  26,200  26,275
California Veterans Participating VRDN,
Series PA-315, 3.41% (FSA Insured) (Liquidity Facility
 Merrill Lynch & Co. Inc.) (b)(c)  2,100  2,100
Camarillo Multi-Family Hsg. Auth. Rev.
(Hacienda de Camarillo Proj.) Series 1996, 3.25%
(FNMA Guaranteed) VRDN (b)  5,900  5,900
Carlsbad Multi-Family Hsg. Rev., VRDN:
(La Costa Apt. Proj.) Series 1993 A, 2.65%,
 LOC Bank of America  1,200  1,200
 (Seascape Village Proj.) Series A, 3.40%
 (Continental Casualty Guaranteed)   10,600  10,600
Central Valley School Fin. Auth. TRAN Series 1997,
4.50% 8/27/98  3,900  3,911
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec. Co.):
Bonds, CP mode:
 Series C, 3.60% 4/9/98 (b)  5,000  5,000
  Series D, 3.50% 5/15/98 (b)  3,500  3,500
  Series E, 3.50% 5/15/98 (b)  2,500  2,500
 Series B, VRDN :
 3.30% (b)  2,000  2,000
  3.95% (b)  3,700  3,700
Clovis Unified School Dist. TRAN (Fresno County)
4.25% 6/30/98  1,900  1,903
Contra Costa County Multi-Family Hsg. Rev., VRDN:
(Del Norte Place Apt.) Series 1994 A, 4%,
 LOC Sumitomo Bank Ltd. (b)  2,700  2,700
 (Park Regency) Series A, 4.10%, LOC Sumitomo Bank (b) 5,400 5,400 Contra Costa County TRAN Series A, 4.50% 7/1/98 6,910 6,925
Contra Costa County Wtr. Dist. Participating VRDN,
Series SGA-24, 3.35% (Liquidity Facility Societe
Generale, France) (c)  9,100  9,100
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Covina Redev. Agcy. Multi-Family Hsg. Rev.
(Shadowhills Apt. Proj.) Series 1994 A, 3.50%
(Continental Casualty Co. Guaranteed) VRDN $ 500 $ 500
Fairfield Ind. Dev. Auth. (Meyer Cookward Ind. Proj.) 3.35%,
LOC Banque Nationale de Paris, VRDN (b)  4,100  4,100
Fillmore (Water Improvement Proj.) Series 1997, 3.60%,
LOC Union Bank of California, VRDN  1,000  1,000
Fowler Ind. Dev. Auth. Ind. Dev. Rev. (Bee Sweet Citrus
Inc., Proj.) 3.50%, LOC Bank of America, VRDN (b) 1,800 1,800 Fremont Multi-Family Hsg. Rev. (Treetops Apts.) Series 1996 A,
3.25% (FNMA Guaranteed) VRDN (b)  3,300  3,300
Fremont TRAN (Almeda Co.) 4.25% 7/1/98  2,700  2,703
Fresno County Gen. Oblig. TRAN 4.25% 7/1/98  6,800  6,810
Garden Grove Hsg. Auth. Multi-Family Hsg. Rev., VRDN:
(Cal-Malabar Apts.) Series 1997 A, 3.40%
 (FNMA Guaranteed)   2,750  2,750
 (Valley View Sr. Villas Proj.) Series 1990 A, 3.25%,
 LOC Wells Fargo Bank N.A. (b)  1,500  1,500
Huntington Beach Multi-Family Hsg. Rev. (Five Point
Seniors Proj.) Series 1991 A, 3.15%, LOC Wells
Fargo Bank, VRDN (b)  6,400  6,400
Kern County Gen. Oblig. TRAN 4.75% 10/1/98  2,800  2,815
Lassen Muni. Util. Dist. Rev. Rfdg. Series 1996 A, 3.35%
(FSA Insured) (Liquidity Facility Credit Local
de France) VRDN (b)  3,280  3,280
Livermore Ctfs. of Prtn. (Reverse Osmosis Proj.) 3.30%,
LOC Nat'l. Westminster Bank PLC, VRDN  900  900
Long Beach Gen. Oblig. TRAN Series 1997-98,
4.50% 10/8/98  1,400  1,406
Long Beach Hbr. Dept. Series A  (Liquidity Facility Canadian
Imperial Bank of Commerce) CP:
  3.70% 3/6/98 (b)  6,600  6,600
  3.80% 3/6/98 (b)  1,000  1,000
  3.50% 4/8/98 (b)  10,550  10,550
  3.50% 4/9/98 (b)  4,000  4,000
Long Beach Hbr. Rev. Participating VRDN, Series SG-73,
3.41% (Liquidity Facility Societe Generale, France) (b)(c)  3,000
3,000
Los Angeles Commty. Redev. Agcy. Multi-Family Hsg. Rev.
(Promenade Towers) 3.05%, VRDN  11,875  11,875
Los Angeles County Capital Asset Leasing Corp.
LOC WestDeutsche Landesbank, Gironzentrale,
Bayerische Landesbank, Gironzentrale, CP:
 3.40% 4/6/98  4,700  4,700
  3.40% 4/7/98  3,300  3,300
  3.45% 4/8/98  7,600  7,600
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles County Gen. Oblig. TRAN Series A,
4.50% 6/30/98 $ 46,045 $ 46,142
Los Angeles County Ind. Dev. Auth. (Caitac & Jae Proj.) 3.65%,
LOC Union Bank of California, VRDN (b)  1,285  1,285
Los Angeles County Local Edl. Agcy. Ctfs. of Prtn. TRAN
Series B, 4.50% 9/30/98  3,500  3,518
Los Angeles County Metropolitan Trans. Auth.:
Participating VRDN (c):
 Series 1998E, 3.40% (Liquidity Facility Corestates Bank)  7,600
7,600
  Series SG-54, 3.41% (Liquidity Facility Societe Generale)  1,400
1,400
  Series SGB-2, 3.40% (Liquidity Facility Societe Generale)  19,350
19,350
  Series SGB-3, 3.40% (Liquidity Facility Societe Generale)  5,200
5,200
 Series A, 3.70% 3/6/98 LOC Bayerische
 Landesbank Gironzentrale, Canadian Imperial
 Bank of Commerce, CP  4,000  4,000
Los Angeles County Multi-Family Hsg. Rev., VRDN:
(Malibu Meadows Proj.) Series 1991 A, 4.20%,
 LOC Sumitomo Bank Ltd.  8,511  8,511
 (Malibu Meadows II Proj.) Series 1991 B, 4.20%,
 LOC Sumitomo Bank Ltd.  3,800  3,800
 (Meadowridge Apt. Proj.) Series 1994 B, 3.50%
 (Continental Casualty Co. Guaranteed)   1,400  1,400
Los Angeles County Unified School Dist. TRAN
4.50% 10/1/98  4,500  4,522
Los Angeles Dept. of Arpt. Rev. Rfdg. (Los Angeles Int'l. Arpt.) Series A, 4% 5/15/98 4,165 4,167
Los Angeles Gen. Oblig. TRAN 4.50% 6/30/98  11,200  11,223
Los Angeles Hbr. Dept. Participating VRDN (c):
Series 1996 B, 3.55% (BPA Bank of New York) (b)  11,185  11,185
 Series SG-59, 3.41% (Liquidity Facility Societe Generale)
 (MBIA Insured) (b)  4,725  4,725
Los Angeles Ontario Intl. Arpt. Participating VRDN,
Series SG-61, 3.41% (Liquidity Facility Societe
Generale France) (b)(c)  1,400  1,400
Los Angeles Unified School Dist. TRAN Series 1997-98,
4.50% 7/1/98  6,800  6,814
Los Angeles Wastewtr. Rev. Participating VRDN, Series SGA-26,
3.35% (Liquidity Facility Societe Generale) (c)  1,000  1,000
Los Angeles Wastewtr. Sys. Rev.  LOC Morgan Guaranty
Trust Co., NY, Union Bank of Switzerland, CP:
 3.70% 3/6/98  1,900  1,900
  3.40% 4/8/98  7,500  7,500
  3.45% 5/12/98  4,200  4,200
Los Rios Commty. College Dist. TRAN 4.75% 12/30/98 6,500 6,560 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Monterey Ind. Dev. Auth. Rev. (Slautterback Corp. Proj.)
Series 1996 A, 3.25%, LOC Bayerische
Vereinsbank, VRDN (b) $ 1,350 $ 1,350
Northern California Pwr. Transmission Agcy.
Participating VRDN, Series 1998 3.45%,
(MBIA Insured) LOC Bank of New York, NA (c)  4,000  4,000
Oceanside Multi-Family Hsg. Rev. (Lakeridge Apt. Proj.)
Series 1994, 3.45% (Continental Casualty Co.
Guaranteed) VRDN  6,700  6,700
Orange County Apt. Dev. Rev.:
 Participating VRDN (c):
 Series JT 1996 A, 3.56%, LOC Citibank (b)  6,100  6,100
  Series JT 1996 B, 3.46%, LOC Citibank  6,700  6,700
 VRDN:
 (Alicia Viego Proj.) Series 1986 A, 3.65%,
  LOC Bank of Tokyo-Mitsubishi, Ltd. (b)  1,845  1,845
  (Foothill Oaks Apts. Proj.) Series 1989 B, 3.30%,
  LOC Bank of America NT & SA (b)  610  610
  (Hidden Hills Apts.) Series 1985 U-C, 3.30%,
  LOC Chase Manhattan Bank  7,100  7,100
  (Monarch Bay Apt. Proj.) Series 1985 T, 3.50%,
  LOC Bank of Tokyo-Mitsubishi Bank, Ltd.  8,400  8,400
  (Vista Verde Apt. Proj.) Series 1988 A, 3.20%,
  LOC Wells Fargo Bank, NA (b)  4,200  4,200
  (Wood Canyon Villas) Issue 1991 B, 3.15%,
  LOC Bank of America NT & SA (b)  3,500  3,500
  (Yorba Linda Assoc.) Series 1985 D, 3.75%,
  LOC Bank of Tokyo-Mitsubishi, Ltd.  4,000  4,000
Orange County Hsg. Auth. Apt. Dev. Rev.
(Costa Mesa Partners) Series 1985-BB, 3.20%,
LOC Chase Manhattan Bank, VRDN  4,400  4,400
Orange County Ind. Dev. Rev. (Control Air
Conditioning Corp.) Series 1997, 3.50%,
LOC California Teachers Retirement Sys., VRDN  1,000  1,000
Orange County Local Trans. Auth. Participating VRDN,
Series 1997, 3.45% (Liquidity Facility Bank of
New York, NA) (c)  1,000  1,000
Oxnard Redev. Agcy. Ctfs. of Prtn. (Channel Islands Bus. Ctr. Proj.) 3.725%, LOC Wells Fargo Bank of San Francisco, VRDN 3,195 3,195
Palm Springs Ctfs. of Prtn. Commty. Redev. Agcy. Rev.
(Headquarters Hotel Proj.) Series 1984 II, 3.15%,
LOC Citibank, VRDN  1,400  1,400
Pittsburg Multi-Family Hsg. Auth. Rev. (Fountain Plaza Apt.)
3.45% (FNMA Guaranteed) VRDN  8,200  8,200
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Pleasant Hill Redev. Agcy. Multi-Family Hsg. Rev.
(Chateau III Proj.) Series 1996 A, 3.30%,
LOC Commerzbank, Germany, VRDN (b) $ 800 $ 800
Redondo Beach Redev. Agcy. Multi-Family Hsg. Rev.
(McCandless Senior Hsg. Proj.) Series 1995 A, 3.30%,
LOC Comerica Bank of Detroit, VRDN  3,500  3,500
Riverside County Gen. Oblig. TRAN 4.50% 6/30/98 3,800 3,807 Riverside County Hsg. Auth. (Polk Apt. Proj.)
Series 1985 O, 2.95%, VRDN  2,200  2,200
Riverside County Hsg. Auth. Multi-Family Hsg. Rev., VRDN:
(Tyler Village Proj.) Series 1986 A 3.10%,
 LOC Chase Manhattan Bank (b)  3,060  3,060
 (Victoria Springs Apts.) Series 1989 C, 3.10%,
 LOC Bank of America (b)  2,500  2,500
Riverside County Ind. Dev. Auth. (Merrick Engineering, Inc.)
3.50%, LOC Wells Fargo Bank, NA, VRDN (b)  1,000  1,000
Sacramento County Arpt. Sys. Rev. Participating VRDN,
Series SGA-33, 3.35% (Liquidity Facility Societe
Generale, France) (c)  3,100  3,100
Sacramento County Gen. Oblig. TRAN 4.50% 9/30/98 2,600 2,611 Sacramento Hsg. Auth. Multi-Family Hsg. Rev.
(Chesapeake Commons Holdings, Inc.) Series 1997 A,
3.25%, LOC Bank One, Arizona, NA, VRDN (b)  5,000  5,000
Sacramento Muni. Util. Dist. Participating VRDN, Series SGB-4,
3.40% (Liquidity Facility Societe Generale) (c)  4,000  4,000
San Bernardino County Hsg. (Alta Park Apts.) Series P, 4.10%,
LOC Sumitomo Bank, Ltd., VRDN  3,700  3,700
San Diego County Wtr. Auth. Series 1, 3.40% 4/9/98
(Liquidity Facility Bayerische Landesbank Girozentrale) CP  2,600
2,600
San Diego Gas & Elec. Participating VRDN (c):
Series 1992 A, 3.45% (Liquidity Facility Bank of New York)  5,000
5,000
 Series 1997, 3.45% (Liquidity Facility Bank of New York)  2,000
2,000
San Diego Hsg. Auth. Multi-Family Hsg. Rev., VRDN:
 Rfdg. (Coral Pointe Apt. Proj.) Series 1993A, 3.50%
 (Continental Casualty Guaranteed)  3,265  3,265
 (Carmel Del Mar Apt. Proj.) Series 1993-E, 3.15%,
 LOC Citibank  3,000  3,000
 (Paseo Point Apt.) Series 1994 A, 3.10%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.  4,600  4,600
San Diego Ind. Dev. Rev. Rfdg. Board Bonds
(San Diego Gas & Elec. Co.) Series 1995A,
3.45% 3/6/98, CP mode  9,050  9,050
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
San Diego Regional Trans. Commty. Sales Tax Rev.
Participating VRDN, Series BTP-185, 3.40%
(Liquidity Facility Bankers Trust Company, NY) (c) $ 3,000 $ 3,000
San Francisco City & County Arpts. Commission Series 1997A,
3.55% 5/7/98 LOC Bayerische Landesbank Girozentrale,
Morgan Guaranty Trust Co., NY, CP (b)  5,000  5,000
San Francisco City & County Int'l. Arpt. Commty. Series A,
3.40% 5/7/98 LOC Bayerische Landesbank Girozentrale,
Morgan Guaranty Trust Co., NY, CP (b)  2,400  2,400
San Francisco City & County Parking Meter Rev.
Participating VRDN, Series 1996 A, 3.36%
(Liquidity Facility Bank of America NT & SA) (c)  2,900  2,900
San Francisco City & County Participating VRDN (c):
Series 1996 AA1, 3.46% (Liquidity Facility Bank of America)  3,775
3,775
 Series 1996 AA2, 3.46% (Liquidity Facility Bank of America)  2,240
2,240
San Francisco City & County Redev. Prog. Participating VRDN,
Series 1997T, 3.46% (Liquidity Facility Caisse des
Depots et Consigns) (c)  1,560  1,560
San Jose Multi-Family Hsg. Rev., VRDN:
(Almaden Lake Village Apt. Assoc.) Series 1997 A, 3.20%,
 LOC Bank of America (b)  2,800  2,800
 (Siena At Renaissance) Series 1996 B, 3.20%,
 LOC Key Bank (b)  5,000  5,000
San Jose Redev. Agcy. Participating VRDN, Series PA-42I,
3.36% (Liquidity Facility Merrill Lynch) (c)  3,400  3,400
San Leandro Multi-Family Hsg. Rev. (Carlton Plaza) 3.30%,
LOC Commerzbank, AG, VRDN (b)  3,220  3,220
San Luis Obispo Gen. Oblig. TRAN 4.50% 7/8/98  1,500  1,503
Santa Barbara Schools Fing. Auth. TRAN Series 1997,
4.25% 6/30/98  5,500  5,507
Santa Clara County Gen. Oblig. TRAN 4.75% 10/1/98  7,200  7,245
Santa Rosa Multi-Family Hsg. (Quail Run Apts.) Series 1997 A,
 3.30%, LOC U.S. Bank of Washington, VRDN (b)  1,750  1,750
Simi Valley Multi-Family Hsg. Rev. (Lincoln Wood Ranch Apt.)
4.20%, LOC Sumitomo Bank, Ltd., VRDN  4,200  4,200
Southern California Metropolitan Wtr. Dist.:
Series A, 3.30% 4/3/98, CP  1,000  1,000
 Series B, CP:
  3.30%  4/3/98, (Liquidity Facility Westdeutsche
  Landesbank Gironzentrale)  4,000  4,000
  3.40% 4/6/98 (Liquidity Facility Westdeutsche
  Landesbank Gironzentrale)  1,000  1,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Southern California Metropolitan Wtr. Dist.: - continued
 Participating VRDN (c):
  Series SG-35, 3.38% (Liquidity Facility Societe
  Generale, France) $ 7,300 $ 7,300
  3.10% (Liquidity Facility Morgan Guaranty Trust, NY) 4,945 4,945 Torrance Hospital Rev. (Little Co. of Mary Hosp.-
Torrance Mem. Med Ctr.) Series 1992, 3.25%,
LOC Chase Manhattan Bank, VRDN  4,000  4,000
University of California Rev.:
Rfdg. Participating VRDN, Series 1997 G, 3.40%
 (Liquidity Facility Corestates Bank) (c)  13,430  13,430
 Series A, 3.65% 4/8/98, CP  7,500  7,500
Vallejo Ind. Dev. Auth. Rev. (Meyer Cookware Industries)
Series 1993B, 3.80%, LOC Bank of
Tokyo-Mitsubishi, VRDN (b)  4,400  4,400
Vallejo Multi-Family Hsg. Rev. (Hillside Terrace Apts.)
Series 1997 A, 3.40% (FNMA Guaranteed) VRDN (b)  3,725  3,725
Vista Ind. Dev. Auth. Rev. (Desalination Sys., Inc.)
Series 1995, 3.50%, LOC Wells Fargo Bank, VRDN (b)  1,780  1,780
  950,263
FLORIDA - 0.1%
Florida Capital Proj. Fin. Auth. (Capital Proj. Loan Prog.)
Series 1997-A, 3.35% (FSA Insured)
(BPA Credit Suisse First Boston) VRDN  1,000  1,000
PUERTO RICO - 1.5%
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Participating VRDN, Series SGA-43, 3.35%
(Liquidity Facility Societe Generale France) (c)  3,800  3,800
Puerto Rico Infrastructure Fin. Auth.
Participating VRDN, Series 1997 A, 3.30%
(Liquidity Facility Corestates Bank) (c)  5,000  5,000
Puerto Rico Pwr. Auth. Rev. Participating VRDN,
Series SGA-44, 3.35% (Liquidity Facility
Societe Generale France) (c)  6,100  6,100
  14,900
TOTAL INVESTMENTS - 100%  $ 966,163
Total Cost for Income Tax Purposes   $ 966,163
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At February 28, 1998, the fund had a capital loss carryforward of approximately $471,000 of which $446,000, $7,000 and $18,000 will expire on February 28, 2003, 2005 and 2006.
 (unaudited) During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 35.03% of the fund's income dividends was subject to the federal alternative minimum tax. FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS(EXCEPT PER-SHARE AMOUNT) FEBRUARY 28, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                         $ 966,163
SEE ACCOMPANYING SCHEDULE

CASH                                                                          2,960

INTEREST RECEIVABLE                                                           8,227

 TOTAL ASSETS                                                                 977,350

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                  $ 1,005

DISTRIBUTIONS PAYABLE                                               23

ACCRUED MANAGEMENT FEE                                              309

OTHER PAYABLES AND ACCRUED EXPENSES                                 232

 TOTAL LIABILITIES                                                            1,569

NET ASSETS                                                                   $ 975,781

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 976,254

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (473)

NET ASSETS, FOR 976,275 SHARES OUTSTANDING                                   $ 975,781

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                      $1.00
SHARE ($975,781 (DIVIDED BY) 976,275 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED FEBRUARY 28, 1998

INTEREST INCOME                                                   $ 31,377

EXPENSES

MANAGEMENT FEE                                          $ 3,355

TRANSFER AGENT FEES                                      1,598

ACCOUNTING FEES AND EXPENSES                             145

NON-INTERESTED TRUSTEES' COMPENSATION                    4

CUSTODIAN FEES AND EXPENSES                              38

REGISTRATION FEES                                        75

AUDIT                                                    45

LEGAL                                                    20

REPORTS TO SHAREHOLDERS                                  29

MISCELLANEOUS                                            3

 TOTAL EXPENSES BEFORE REDUCTIONS                        5,312

 EXPENSE REDUCTIONS                                      (9)       5,303

NET INTEREST INCOME                                                26,074

NET REALIZED GAIN (LOSS) ON INVESTMENTS                            (15)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 26,059

OTHER INFORMATION                                                 $ 9
EXPENSE REDUCTIONS
CUSTODIAN CREDITS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                       YEAR ENDED      YEAR ENDED
                                                           FEBRUARY 28,    FEBRUARY 28,
                                                           1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 26,074        $ 21,215
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                   (15)            (11)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            26,059          21,204
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME      (26,074)        (21,215)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE    3,543,308       2,802,873
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME     25,455          20,628

 COST OF SHARES REDEEMED                                    (3,412,672)     (2,736,308)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           156,091         87,193
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   156,076         87,182

NET ASSETS

 BEGINNING OF PERIOD                                        819,705         732,523

 END OF PERIOD                                             $ 975,781       $ 819,705


FINANCIAL HIGHLIGHTS
      YEARS ENDED           YEAR ENDED     YEARS ENDED
      FEBRUARY 28,          FEBRUARY 29,   FEBRUARY 28,

      1998           1997   1996           1995           1994


SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .030      .029      .032      .026      .020
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.030)    (.029)    (.032)    (.026)    (.020)

NET ASSET VALUE, END OF PERIOD     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN A                      3.07%     2.90%     3.21%     2.60%     1.97%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 976     $ 820     $ 733     $ 675     $ 612
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE        .62%      .62%      .64%      .62%      .64%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .61% B    .61% B    .64%      .62%      .64%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     3.02%     2.86%     3.17%     2.58%     1.95%
AVERAGE NET ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan California Municipal Income Fund (the income fund)(formerly Fidelity California Municipal Income Fund) is a fund of Fidelity California Municipal Trust. Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund (the money market funds) are funds of Fidelity California Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity California Municipal Trust and Fidelity California Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund and the money market funds:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $420,736,000 and $321,638,000, respectively. The market value of futures contracts opened and closed during the period amounted to $166,635,000 and $125,405,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the investment adviser for the income fund and Fidelity California Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annual rates of .39% of average net assets for the income fund and Fidelity California Municipal Money Market Fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
As the investment advisor for Spartan California Municipal Money Market Fund, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to Spartan California Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $16,000 for the period.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Spartan California Municipal Income Fund and Fidelity California Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to an annual rates of .10% and .19% of average net assets for Spartan California Municipal Income Fund and Fidelity California Municipal Money Market Fund, respectively.
Fidelity California Municipal Money Market Fund shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) paid a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $45,000. Effective September 1, 1997, the monthly fee was eliminated.
5. EXPENSE REDUCTIONS.
INCOME FUND. Effective April 1, 1997, FMR voluntarily agreed to reimburse the income fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of average net assets. Effective August 15, 1997, this
5. EXPENSE REDUCTIONS - CONTINUED
INCOME FUND - CONTINUED
limitation was reduced to .53% through December 31, 1999. The amount of reimbursement during the period is included under the caption "Other Information" on the fund's statement of operations.
MONEY MARKET FUNDS. FMR voluntarily agreed to reimburse Spartan California Municipal Money Market Fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets. During the period this expense limitation ranged from .35% to .45% of average net assets. The amount of reimbursement during the period is included under the caption "Other Information" on the fund's statement of operations. Effective August 1, 1997, the fund's expense limitation was eliminated.
In addition, the income fund, Fidelity California Municipal Money Market Fund and FMR, on behalf of Spartan California Municipal Money Market Fund, have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. SHARE TRANSACTIONS.
Share transactions for the income fund were as follows:

                       SHARES         DOLLARS        SHARES          DOLLARS

                       YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED

                       FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,    FEBRUARY 28,

AMOUNTS IN THOUSANDS   1998           1998           1997            1997



SHARES SOLD                        15,402     $ 186,579     5,878     $ 68,032

ISSUED IN EXCHANGE FOR THE NET     33,067      398,129      -          -
ASSETS OF SPARTAN CALIFORNIA
MUNICIPAL INCOME FUND

ISSUED IN EXCHANGE FOR THE NET     5,773       69,510       -          -
ASSETS OF SPARTAN CALIFORNIA
INTERMEDIATE MUNICIPAL
INCOME FUND

ISSUED IN EXCHANGE FOR THE NET     16,576      199,247      -          -
ASSETS OF FIDELITY
CALIFORNIA INSURED MUNICIPAL
INCOME FUND

REINVESTMENT OF DISTRIBUTIONS      2,641       31,993       1,542      17,867

SHARES REDEEMED                    (14,378)    (173,840)    (8,759)    (101,203)

NET INCREASE (DECREASE)            59,081     $ 711,618     (1,339)   $ (15,304)


7. MERGER INFORMATION.
On August 14, August 21, and August 28, 1997, the income fund acquired all of the assets and assumed all of the liabilities of Spartan California Municipal Income Fund, Spartan California Intermediate Municipal Income Fund and Fidelity California Insured Municipal Income Fund (target funds), respectively. Each acquisition was approved by the shareholders of the target funds on August 4, 1997. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.
The fund's acquisition of Spartan California Municipal Income Fund was accomplished by an exchange of 33,067,000 shares of the fund for 36,796,000 shares then outstanding of Spartan California Municipal Income Fund (each valued at $10.82). Spartan California Municipal Income Fund's net assets, including $21,268,000 of unrealized appreciation, were combined with the fund for total assets after the acquisition of $925,132,000.
The fund's acquisition of Spartan California Intermediate Municipal Income Fund was accomplished by an exchange of 5,773,000 shares of the fund for 6,889,000 shares then outstanding of Spartan California Intermediate Municipal Income Fund (each valued at $10.09). Spartan California Intermediate Municipal Income Fund's net assets, including $2,672,000 of unrealized appreciation, were combined with the fund for total assets after the acquisition of $999,946,000.
The fund's acquisition of Fidelity California Insured Municipal Income Fund was accomplished by an exchange of 16,576,000 shares of the fund for 18,868,000 shares then outstanding of Fidelity California Insured Municipal Income Fund (each valued at $10.56). Fidelity California Insured Municipal Income Fund's net assets, including $9,713,000 of unrealized appreciation, were combined with the fund for total assets after the acquisition of $1,206,722,000.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity California Municipal Trust and Fidelity California Municipal Trust II and the Shareholders of Spartan California Municipal Income Fund (formerly Fidelity California Municipal Income Fund), Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan California Municipal Income Fund (formerly Fidelity California Municipal Income Fund) (a fund of Fidelity California Municipal Trust) and Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund (each a fund of Fidelity California Municipal Trust II) at February 28, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity California Municipal Trust and Fidelity California Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
Price Waterhouse LLP
Boston, Massachusetts
April 3, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan California Municipal Income Fund (a fund of Fidelity Municipal Trust) voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE 4/6/98
RECORD DATE 4/3/98
DIVIDENDS -
SHORT-TERM
CAPITAL GAINS -
LONG-TERM
CAPITAL GAINS $0.024
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate -
 20% rate 100%
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a
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SM
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1-800-544-5555
PRESS
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 To review orders and mutual
fund activity.

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  To speak to a Fidelity representative.
0
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BY PC
Fidelity's Web site on the Internet provides a wide range of
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(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at
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Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools... all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
SUB-ADVISER, MONEY MARKET FUND
Fidelity Investments Money
Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Boyce Greer, Vice President -
MONEY MARKET FUNDS
Dwight D. Churchill, Vice President -
INCOME FUND
Diane McLaughlin, Vice President -
MONEY MARKET FUNDS
Jonathan D. Short, Vice President -
INCOME FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE